UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2020

Legg Mason, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-8529	52-1200960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 International Drive, Baltimore, MD 21202

(Address of principal executive office, including zip code)

Registrant’s telephone number, including area code: (410) 539-0000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.10 par value	LM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Merger Agreement

As previously announced, on February 17, 2020 Legg Mason, Inc., a Maryland corporation (the “Company”), Franklin Resources, Inc., a Delaware corporation (“Parent”), and Alpha Sub Inc., a Maryland corporation (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for the acquisition of the Company by Parent.

The Merger Agreement provides that, among other things, upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (“Effective Time”), Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent.

Pursuant to the Merger Agreement, each share of common stock, par value $0.10 per share, of the Company (collectively, the “Shares”) issued and outstanding immediately prior to the Effective Time (other than Shares directly owned and held by Parent or Merger Sub) will be converted into the right to receive $50.00 per Share in cash, without interest (the “Merger Consideration”).

At the Effective Time, with respect to each outstanding option to purchase Shares (each, a “Company Option”), granted under any Company benefit plan (the “Company Benefit Plans”), whether vested or unvested, (i) if the exercise price of such Company Option is equal to or greater than the Merger Consideration, such Company Option will terminate and be cancelled as of immediately prior to the Effective Time, without any consideration being payable in respect thereof, and have no further force or effect and (ii) if the exercise price of such Company Option is less than the Merger Consideration, such Company Option will terminate and be cancelled as of immediately prior to the Effective Time in exchange for the right to receive a lump sum cash payment in the amount equal to (x) the number of Shares underlying the Company Option immediately prior to the Effective Time, multiplied by (y) the Merger Consideration minus the applicable aggregate exercise price.

Each outstanding restricted stock unit (each, a “Company RSU Award”) that was granted under the Company Benefit Plans that is outstanding or payable as of immediately prior to the Effective Time, whether vested or unvested, will terminate and be cancelled as of immediately prior to the Effective Time in exchange for the right to receive a lump sum cash payment equal to (i) (A) the Merger Consideration, multiplied by (B) the number of Shares subject to such Company RSU Award immediately prior to the Effective Time, plus (ii) the amount of any accrued but unpaid dividend equivalent rights

Each outstanding performance restricted stock unit (each, a “Company PSU Award”) that was granted under the Company Benefit Plans that is outstanding or payable as of immediately prior to the Effective Time, whether vested or unvested, will terminate and be cancelled as of immediately prior to the Effective Time in exchange for the right to receive a lump sum cash payment equal to (i) the Merger Consideration, multiplied by (ii) the target number of Shares subject to such Company PSU Award immediately prior to the Effective Time.

The parties’ obligation to consummate the Merger is subject to the satisfaction or waiver of conditions set forth in the Merger Agreement, including: (i) the adoption of the Merger Agreement by the holders of a majority of the Company’s outstanding Shares, (ii) the absence of any law or governmental order prohibiting the Merger, (iii) the expiration of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iv) obtaining certain foreign regulatory approvals, (v) no material adverse effect on the Company having occurred since the signing of the Merger Agreement (vi) the accuracy of the Company’s representations and warranties contained in the Merger Agreement to the standards set forth in the Merger Agreement, (vii) the Company’s performance of its covenants, obligations and agreements under the Merger Agreement in all material respects prior to the closing of the transactions contemplated under the Merger Agreement and (viii) the receipt of consent of advisory clients and funds representing Closing Revenue Run Rate (as defined in the Merger Agreement) of at least 75% of Base Date Revenue Run Rate (as defined in the Merger Agreement).

The Company has made customary representations and warranties in the Merger Agreement. The Merger Agreement also contains customary covenants and agreements, including covenants and agreements relating to the conduct of the Company’s business between the date of the signing of the Merger Agreement and the closing of the transactions contemplated under the Merger Agreement. The representations and warranties made by the Company are qualified by disclosures made in its disclosure schedules and Securities and Exchange Commission (“SEC”) filings.

The Merger Agreement also contains covenants by the Company not to participate in any discussions or negotiations with any person making any proposal for an alternative transaction, and requiring the board of directors of the Company (the “Board”) to recommend to its stockholders that they approve the transactions contemplated by the Merger Agreement, in each case subject to certain exceptions. The Board may change its recommendation in certain circumstances specified in the Merger Agreement in response to an unsolicited proposal for an alternative transaction or following an intervening event. The Company would have the right to terminate the Merger Agreement , to enter into an alternative transaction, provided that upon such termination, the Company would be required to pay Parent a termination fee equal to $115,000,000 (the “Company Termination Fee”).

The Merger Agreement also provides that if Parent terminates the Merger Agreement as a result of the Merger not being consummated on or prior to the Termination Date (as defined below) and all conditions to the consummation of the Merger have been satisfied other than the Client Consent Condition and those that by their nature are to be satisfied on the Closing (provided that those conditions were reasonably likely to be satisfied at Closing assuming that the closing date were the date of such termination), Parent will be required to pay the Company a termination fee equal to $115,000,000.

Under the Merger Agreement, each of the Company and Parent has also agreed to use reasonable best efforts to consummate the Merger, including using best efforts to obtain all required antitrust approvals.

The Merger Agreement contains certain termination rights for the Company and Parent, including the right of the Company to terminate the Merger Agreement to accept a superior proposal, subject to specified limitations, and provides that, upon termination of the Merger Agreement by the Company or Parent upon specified conditions, the Company will be required to pay Parent the Company Termination Fee.

In addition to the foregoing termination rights, and subject to certain limitations, either party may terminate the Merger Agreement if the Merger is not consummated by February 17, 2021 (the “Termination Date”).

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement and any related agreements. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or any other party to the Merger Agreement or any related agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or Parent’s public disclosures.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto.

Voting Agreement

Concurrently with and as a condition to Parent’s execution of the Merger Agreement, Trian Fund Management, L.P. (collectively, “Trian”) and certain investment funds managed by Trian (collectively, “Trian Partners”) who collectively own approximately 4.5% of the Shares, entered into a voting agreement with Parent in their capacities as stockholders of the Company (the “Voting Agreement”), pursuant to which Trian Partners has, subject to certain limitations, committed to vote its Shares in favor of, and take certain other actions in furtherance of, the transactions contemplated by the Merger Agreement, including the Merger. These voting obligations are subject to certain exceptions, including a change in recommendation by the Legg Mason Board of Directors in accordance with the terms of the Merger Agreement. Subject to the terms therein, the Voting Agreement will terminate upon the earliest to occur of (i) Parent and such stockholders agreeing to terminate the Voting Agreement, (ii) the Effective Time, (iii) the termination of the Merger Agreement in accordance with its terms, (iv) the conclusion of the Company stockholders’ meeting at which the vote in respect of approval of the Merger is taken and (v) the entry without the prior written consent of Trian Partners into any amendment or modification of the Merger Agreement which results in a reduction or change in the form or composition of the Merger Consideration, an extension of the Termination Date, the imposition of any additional material condition on the consummation of the Merger, or which is otherwise materially adverse to Trian Partners.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, on February 17, 2020, the Company’s bylaws were amended to include an exclusive forum provision. A copy of the Company’s amended bylaws is included as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

Statements in this Form 8-K and the exhibits attached hereto and incorporated by reference herein that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this Form 8-K and the exhibits attached hereto and incorporated by reference herein, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate,” “preliminary” or other similar words are forward-looking statements.

Various forward-looking statements in this Form 8-K and the exhibits attached hereto and incorporated by reference herein relate to the acquisition by Franklin of Legg Mason, including regarding expected scale opportunities, operating efficiencies and results, growth, client and stockholder benefits, key assumptions, timing of closing of the transaction, revenue realization, cost and expense synergies, financial benefits or returns, accretion and integration costs.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important transaction-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain Legg Mason stockholder approval and regulatory and client approvals; (iii) the announcement and pendency of the merger may disrupt Franklin’s and Legg Mason’s business operations (including the threatened or actual loss of employees, clients or suppliers); (iv) Franklin or Legg Mason could experience financial or other setbacks if the transaction encounters unanticipated problems; (v) anticipated benefits of the transaction, including the realization of revenue, accretion, financial benefits or returns and expense and other synergies, may not be fully realized or may take longer to realize than expected; and (vi) Franklin may be unable to successfully integrate Legg Mason’s businesses with those of Franklin or to integrate the businesses within the anticipated timeframe.

Other important factors that may affect our business or the combined business’ future operating results, include, but are not limited to: (i) volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results; (ii) the amount and mix of assets under management (“AUM”) are subject to significant fluctuations; (iii) the significant risk of asset volatility from changes in the global financial, equity, debt and commodity markets; (iv) harm to Franklin’s, or Legg Mason’s, reputation may negatively impact revenues and income; (v) Franklin may review and pursue other strategic transactions that could pose risks to our business operations; (vi) strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in their market share, revenues and income; (vii) the ability to manage and grow our business and the combined business successfully can be impeded by systems and other technological limitations; (viii) dependence on key personnel could negatively affect financial performance; (ix) the businesses are subject to extensive, complex, and frequently changing rules, regulations, policies, and legal interpretations; (x) our contractual obligations may subject us to indemnification costs and liability to third parties; (xi) any significant limitation, failure or security breach of information and cyber security infrastructure, software applications, technology or other systems that are critical to operations could disrupt the businesses and harm operations and reputation; and (xii) regulatory and governmental examinations and/or investigations, litigation and the legal risks associated with the businesses, could adversely impact AUM, increase costs and negatively impact profitability and/or our future financial results. For a detailed discussion of other risk factors, please refer to the risks, uncertainties and factors described in Franklin’s and Legg Mason’s recent filings with the U.S. Securities and Exchange Commission (“SEC”), including, without limitation, each company’s most recent Annual Report on Form 10-K and subsequent periodic and current reports.

Any forward-looking statement made in this Form 8-K and the exhibits attached hereto and incorporated by reference herein speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Franklin and Legg Mason undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of Legg Mason by Franklin. In connection with the proposed merger, Legg Mason will file with the SEC and furnish to Legg Mason’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are or will be available free of charge through our website at www.leggmason.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of Legg Mason may be deemed “participants” in the solicitation of proxies from stockholders of Legg Mason in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Legg Mason in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about Legg Mason’s executive officers and directors in the definitive proxy statement on Schedule 14A in connection with Legg Mason’s 2019 Annual Meeting of Shareholders, filed with the SEC on June 6, 2019.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 17, 2020, by and among Franklin Resources, Inc., Legg Mason, Inc. and Alpha Sub, Inc.*

3.2	First Amendment to the Amended and Restated Bylaws of Legg Mason, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request, provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.
(Registrant)

February 18, 2020	/s/ Thomas C. Merchant
Thomas C. Merchant
Executive Vice President and General Counsel

Exhibit 2.1

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

among

FRANKLIN RESOURCES, INC.,

ALPHA SUB, INC.,

and

LEGG MASON, INC.

Dated as of February 17, 2020

i

ii

iii

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of February 17, 2020 (this “Agreement”), among FRANKLIN RESOURCES, INC., a Delaware corporation (“Parent”), ALPHA SUB, INC., a Maryland corporation and a Wholly Owned Subsidiary of Parent (“Merger Sub”), and LEGG MASON, INC., a Maryland corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, the respective Boards of Directors of Parent, the Company and Merger Sub have each approved and declared advisable the merger of Merger Sub with and into the Company (the “Merger”), upon the terms and subject to the conditions set forth in this Agreement and in accordance with the applicable provisions of the Maryland General Corporation Law (the “MGCL”), pursuant to which each share of common stock, par value $0.10 per share, of the Company (“Company Common Stock”), issued and outstanding immediately prior to the Effective Time will be converted into the right to receive $50.00 in cash, without interest;

WHEREAS, the respective Boards of Directors of Parent, the Company, and Merger Sub deem it fair to, advisable to and in the best interests of their respective company to enter into this Agreement and to consummate the Merger and the other transactions contemplated hereby;

WHEREAS, as a condition to Parent entering into this Agreement, and incurring the obligations set forth herein, concurrently with the execution and delivery of this Agreement, Parent is entering into a voting agreement with certain beneficial owners of Company Common Stock (the “Stockholders”) pursuant to which, among other things, the Stockholders have agreed, subject to the terms thereof, to vote all shares of Company Common Stock they own in accordance with the terms of such voting agreement; and

WHEREAS, Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the transactions contemplated hereby and also to prescribe various conditions to the transactions contemplated hereby.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I.

THE MERGER

Section 1.1. The Merger. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the MGCL, at the Effective Time, Merger Sub will merge with and into the Company, and the separate existence of Merger Sub shall cease. The Company shall continue as the surviving corporation and as a Wholly Owned Subsidiary of Parent and shall continue to be governed by the laws of the State of Maryland (as such, the “Surviving Corporation”).

Section 1.2. Closing. Unless this Agreement shall have been terminated pursuant to the provisions of Section 9.1, the closing of the Merger (the “Closing”) will take place on (a) the third (3rd) Business Day following the satisfaction or waiver of the conditions set forth in Article VIII hereof (other than those conditions which by their nature cannot be satisfied until the Closing, but subject to the satisfaction or, to the extent permitted by law, waiver thereof at the Closing); or (b) such other date, time and place as Parent and the Company shall mutually agree in writing (the date of the Closing, the “Closing Date”). The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, unless another place is agreed to in writing by the parties hereto.

Section 1.3. Effective Time. Subject to the provisions of this Agreement, on the Closing Date, Parent and the Company shall file articles of merger relating to the Merger as contemplated by the MGCL (the “Articles of Merger”) with the State Department of Assessments and Taxation of the State of Maryland (the “SDAT”), in such form as required by, and executed in accordance with, the MGCL. The Merger shall become effective at such time as the Articles of Merger are accepted for record by the SDAT on the Closing Date, or at such other time as Parent and the Company shall agree and specify in the Articles of Merger. As used herein, the “Effective Time” shall mean the time at which the Merger shall become effective.

Section 1.4. Effects of the Merger. At the Effective Time, the effects of the Merger shall be as provided in this Agreement, the Articles of Merger, and the applicable provisions of the MGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all of the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

Section 1.5. Surviving Corporation Constituent Documents. The Articles of Merger will provide that the charter of the Company, as in effect immediately prior to the Effective Time, shall be amended and restated as of the Effective Time to be in the form of (except with respect to the name of the Company) the charter of Merger Sub, and as so amended shall be the charter of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law. At the Effective Time, the bylaws of the Company as in effect immediately prior to the Effective Time, shall be amended and restated as of the Effective Time to be in the form of (except with respect to the name of the Company) the bylaws of Merger Sub, and as so amended shall be the bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

Section 1.6. Surviving Corporation Directors and Officers. The Articles of Merger will provide that, from and after the Effective Time, the directors of Merger Sub in office immediately prior to the Effective Time shall be the directors of the Surviving Corporation. The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation and, in each case, shall hold office from the Effective Time until his or her respective successor is duly elected or appointed and qualified or until his or her earlier death, resignation or removal in accordance with the charter and bylaws of the Surviving Corporation or otherwise as provided by applicable law.

Section 1.7. Capital Stock.

(a) At the Effective Time by virtue of the Merger and without any action on the part of the holder thereof:

(i) Each share of Company Common Stock (including, each restricted share of Company Common Stock granted pursuant to any Company Benefit Plan, whether vested or unvested) issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock directly owned and held by Parent or Merger Sub (each such share of Company Common Stock, an “Excluded Share” and, collectively, “Excluded Shares”)), shall be converted into the right to receive $50.00 in cash, without interest (the “Merger Consideration”).

(ii) All shares of Company Common Stock (other than Excluded Shares) shall cease to be issued and outstanding and shall be canceled and retired and shall cease to exist, and each holder of a valid certificate or certificates which immediately prior to the Effective Time represented any such shares of Company Common Stock (a “Certificate”) or evidenced by way of book-entry in the register of stockholders of the Company immediately prior to the Effective Time (“Uncertificated Company Stock”), other than in each case those representing Excluded Shares, shall thereafter cease to have any rights with respect to such shares of Company Common Stock, except the right to receive the applicable Merger Consideration.

(iii) Each issued and outstanding share of stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock, par value $0.10 per share, of the Surviving Corporation.

(iv) Each Excluded Share shall, by virtue of the Merger and without any action on the part of the Company, Parent, or Merger Sub, cease to be outstanding, shall be cancelled without payment of any consideration therefor and shall cease to exist.

(b) No dissenters’ or appraisal rights or rights of an objecting stockholder (under Section 3-201 et seq. of the MGCL or otherwise) shall be available with respect to the Merger or the other transactions contemplated hereby.

(c) If prior to the Effective Time, the Company should split, subdivide, consolidate, combine or otherwise reclassify the Company Common Stock, or pay a stock dividend or other stock distribution in Company Common Stock, or otherwise change the Company Common Stock into any other securities, or make any other such stock dividend or distribution in capital stock of the Company in respect of the Company Common Stock, then any number or amount contained herein which is based upon the number or fraction of shares of Company Common Stock will be appropriately adjusted to reflect such split, combination, dividend or other distribution or change.

Section 1.8. Treatment of Outstanding Company Equity Awards and Employee Stock Purchase Plan.

(a) Each Company Option, whether vested or unvested, shall, automatically and without any action on the part of the holder thereof, (i) if the exercise price of such Company Option is equal to or greater than the Merger Consideration, terminate and be cancelled as of immediately prior to the Effective Time, without any consideration being payable in respect thereof, and have no further force or effect, and (ii) if the exercise price of such Company Option is less than the Merger Consideration, terminate and be cancelled as of immediately prior to the Effective Time and be converted into the right to receive a lump sum cash payment in an amount equal to (A) the number of shares of Company Common Stock underlying such Company Option as of immediately prior to the Effective Time, multiplied by (B) an amount equal to (x) the Merger Consideration, minus (y) the exercise price of such Company Option, net of any Taxes withheld pursuant to Section 2.8. Following the Effective Time, no such Company Option that was outstanding immediately prior to the Effective Time shall remain outstanding and each former holder of any such Company Option shall cease to have any rights with respect thereto, except the right to receive the consideration set forth in this Section 1.8(a) in exchange for such Company Options in accordance with this Section 1.8(a). The consideration payable under this Section 1.8(a) to each former holder of a Company Option that was outstanding immediately prior to the Effective Time shall be paid through the Surviving Corporation’s payroll to such former holder as soon as practicable following the Effective Time (but in any event not later than ten (10) Business Days thereafter).

(b) Each Company RSU Award, whether vested or unvested, shall, automatically and without any action on the part of the holder thereof, terminate and be cancelled as of immediately prior to the Effective Time and be converted into the right to receive a lump sum cash payment in an amount equal to (i) (A) the Merger Consideration, multiplied by (B) the number of shares of Company Common Stock subject to such Company RSU Award immediately prior to the Effective Time, plus (ii) the amount of any accrued but unpaid dividend equivalent rights under such Company RSU Award, net of any Taxes withheld pursuant to Section 2.8. Following the Effective Time, no such Company RSU Award that was outstanding immediately prior to the Effective Time shall remain outstanding and each former holder of any such Company RSU Award shall cease to have any rights with respect thereto, except the right to receive the consideration set forth in this Section 1.8(b) in exchange for such Company RSU Award in accordance with this Section 1.8(b). The consideration payable under this Section 1.8(b) to each former holder of a Company RSU Award that was outstanding immediately prior to the Effective Time shall be paid through the Surviving Corporation’s payroll to such former holder as soon as practicable following the Effective Time (but in any event not later than ten (10) Business Days thereafter).

(c) Each Company PSU Award, whether vested or unvested, shall, automatically and without any action on the part of the holder thereof, terminate and be cancelled as of immediately prior to the Effective Time and be converted into the right to receive a lump sum cash payment in an amount equal to (i) the Merger Consideration, multiplied by (ii) the target number of shares of Company Common Stock subject to such Company PSU Award immediately prior to the Effective Time, net of any Taxes withheld pursuant to Section 2. 8. Following the Effective Time, no such Company PSU Award that was outstanding immediately prior to the Effective Time shall remain outstanding and each former holder of any such Company PSU Award shall cease to have any rights with respect thereto, except the right to receive the consideration set forth in this Section 1.8(c) in exchange for such Company PSU Award in accordance with this Section 1.8(c). The consideration payable under this Section 1.8(c) to each former holder of a Company PSU Award that was outstanding immediately prior to the Effective Time shall be paid through the Surviving Corporation’s payroll to such former holder as soon as practicable following the Effective Time (but in any event not later than ten (10) Business Days thereafter).

(d) The Company shall take all actions (including obtaining any necessary determinations and/or resolutions of the Board of Directors of the Company or the appropriate committee thereof and, if appropriate, amending the terms of the Company’s Employee Stock Purchase Plan (the “ESPP”)) that may be necessary or required under the ESPP and applicable laws to ensure that (A) any current payment period under the ESPP shall end on a date no later than the Business Day immediately preceding the date of this Agreement and no further contributions are made to the current payment period under the ESPP after the date of this Agreement, (B) no new payment period under the ESPP shall be authorized or commenced after the date of this Agreement, (C) each ESPP participant’s accumulated contributions under the ESPP shall be used to purchase shares of Company Common Stock in accordance with the terms of the ESPP as of the end of the current payment period (as accelerated pursuant to clause (A) above), and (D) in all events, the ESPP shall terminate in its entirety as of, and subject to, the Effective Time and no further rights shall be granted or exercised under the ESPP thereafter

(e) Prior to the Effective Time, the Company shall (i) take all actions necessary or appropriate to effectuate the treatment of the Company Options, Company RSU Awards, Company PSU Awards (collectively, the “Company Equity Awards”) contemplated by this Section 1.8 and Section 1.7(a)(i), as applicable, and (ii) deliver written notice to each holder of a Company Equity Award informing such holder of the effect of the Merger on the Company Equity Awards.

ARTICLE II.

EXCHANGE OF CERTIFICATES

Section 2.1. Exchange Fund. Concurrently with the Effective Time, Parent shall deposit with American Stock Transfer & Trust Company LLC or such other bank or trust company as Parent shall determine and who shall be reasonably satisfactory to the Company (the “Exchange Agent”), in trust for the benefit of holders of shares of Company Common Stock, for exchange in accordance with Section 1.7, immediately available funds equal to the aggregate Merger Consideration and Parent shall instruct the Exchange Agent to timely pay the Merger Consideration subject to and in accordance with the terms of Section 2.2. Any cash deposited with the Exchange Agent shall hereinafter be referred to as the “Exchange Fund.” Any amounts payable in respect of Company Equity Awards shall not be deposited with the Exchange Agent but shall instead be paid through the payroll of the Company and its Affiliates in accordance with Section 1.8.

Section 2.2. Exchange Procedures.

(a) As promptly as practicable after the Effective Time, the Exchange Agent will send to each record holder of a Certificate or holder of shares of Uncertificated Company Stock (other than Excluded Shares), (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in a form and have such other provisions as Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates or Uncertificated Company Stock in exchange for the Merger Consideration. As soon as reasonably practicable after the Effective Time, each holder of Company Common Stock (other than Excluded Shares), (A) upon surrender of a Certificate (or affidavit of lost, stolen or destroyed Certificate in lieu of a Certificate, as provided in Section 2.7) to the Exchange Agent together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Exchange Agent, (B) upon the transfer of shares of Company Common Stock that are Uncertificated Company Stock not held through Depository Trust Company (“DTC”), in accordance with the terms of the letter of transmittal and accompanying instructions (including such other documents as may reasonably be required by the Exchange Agent), or (C) upon the transfer of shares of Company Common Stock that are Uncertificated Company Stock held through DTC, including by delivery of an “agent’s message,” in accordance with DTC’s procedures and such other procedures as agreed by Parent, the Exchange Agent and DTC, each holder of shares of Company Common Stock (other than Excluded Shares) shall be entitled to receive in exchange therefor, and Parent and the Surviving Corporation shall cause the Exchange Agent to pay and deliver in exchange thereof as promptly as practicable, the amount of cash (including amounts to be paid pursuant to Section 1.7(a)(i)), into which the aggregate number of shares of Company Common Stock previously represented by such Certificate shall have been converted pursuant to this Agreement. The Exchange Agent shall accept such Certificates upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices.

(b) No interest will be paid or will accrue on any cash payable pursuant to Section 1.7(a)(i). Any Certificate that has been surrendered shall be cancelled by the Exchange Agent.

(c) In the event of a transfer of ownership of Company Common Stock which is not registered in the transfer records of the Company, a check in the proper amount of cash pursuant to Section 1.7(a)(i), may be issued with respect to such Company Common Stock to such a transferee only if (i) in the case of Uncertificated Company Stock, written instructions authorizing the transfer of Uncertificated Company Stock are presented to the Exchange Agent and (ii) in the case of Certificates, the Certificate representing such shares of Company Common Stock is presented to the Exchange Agent, and in each case, together with all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer Taxes have been paid.

Section 2.3. No Further Ownership Rights in Company Common Stock. All cash paid upon conversion of shares of Company Common Stock in accordance with the terms of Article I and this Article II shall be deemed to have been issued or paid in full satisfaction of all rights pertaining to the shares of Company Common Stock.

Section 2.4. Termination of Exchange Fund. Any portion of the Exchange Fund which remains undistributed to the holders of Certificates for twelve (12) months after the Effective Time shall be delivered to the Surviving Corporation or otherwise on the instruction of the Surviving Corporation, and any holders of Certificates who have not theretofore complied with this Article II shall thereafter look only to the Surviving Corporation and Parent (subject to abandoned property, escheat or other similar laws) for the Merger Consideration with respect to the shares of Company Common Stock (other than Excluded Shares) formerly represented thereby to which such holders are entitled pursuant to Section 1.7.

Section 2.5. No Liability. None of Parent, Merger Sub, the Company, the Surviving Corporation or the Exchange Agent shall be liable to any Person in respect of any Merger Consideration from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. Any portion of the Exchange Fund which remains undistributed to the holders of Certificates immediately prior to such date on which the Exchange Fund would otherwise escheat to, or become the property of, any Governmental Entity, shall, to the extent permissible by applicable law, become the property of Parent, free and clear of all claims or interest of any Person previously entitled thereto.

Section 2.6. Investment of the Exchange Fund. Any funds included in the Exchange Fund may be invested by the Exchange Agent, as directed by Parent; provided that such investments shall be in obligations of or guaranteed by the United States of America and backed by the full faith and credit of the United States of America or in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Services, Inc. or Standard & Poor’s Corporation, respectively. Any interest and other income resulting from such investments shall promptly be paid to Parent.

Section 2.7. Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate or other documentation (including an indemnity in customary form) reasonably requested by Parent, the Exchange Agent will deliver in exchange for such lost, stolen or destroyed Certificate the applicable Merger Consideration with respect to the shares of Company Common Stock formerly represented thereby.

Section 2.8. Withholding Rights. Each of the Surviving Corporation, Parent and the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock or any holder of a Company Equity Award such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code and the rules and regulations promulgated thereunder, or any provision of state, local or foreign Tax law. To the extent that amounts are so deducted and withheld by the Surviving Corporation, Parent or the Exchange Agent, as the case may be, and paid over to the relevant taxing authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

Section 2.9. Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of the Company or Merger Sub, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Sub, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

Section 2.10. Stock Transfer Books. From and after the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers of shares of Company Common Stock thereafter on the records of the Company. From and after the Effective Time, the holders of Certificates shall cease to have any rights with respect to such shares of Company Common Stock formerly represented thereby, except as otherwise provided herein or by law. On or after the Effective Time, any Certificates presented to the Exchange Agent or Parent for any reason shall be converted into the Merger Consideration with respect to the shares of Company Common Stock formerly represented thereby.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as otherwise expressly disclosed in the Company SEC Reports filed prior to the date of this Agreement (other than (i) any information that is contained solely in the “Risk Factors” section of such Company SEC Reports and (ii) any forward-looking statements, or other statements that are similarly predictive or forward-looking in nature, contained in such Company SEC Reports) or as set forth in the corresponding sections or subsections of the Company Disclosure Schedule (or, pursuant to Section 10.2(b), as set forth in any section or subsection of the Company Disclosure Schedule to the extent the applicability thereof is reasonably apparent from the face of the Company Disclosure Schedule), the Company hereby represents and warrants to Parent and Merger Sub as follows:

Section 3.1. Organization.

(a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and assets and to conduct its business as now conducted, except where the failure to be so qualified or in good standing in such jurisdiction would not, individually or in the aggregate, have a Company Material Adverse Effect. Copies of the Company Organizational Documents, with all amendments thereto to the date of this Agreement, have been made available to Parent or its representatives, and such copies are accurate and complete as of the date of this Agreement.

(b) On or prior to the date of this Agreement, the Company has amended its by-laws to include an exclusive forum provision as set forth on Schedule 3.1(b).

(c) Schedule 3.1(c) accurately and completely sets forth each Subsidiary of the Company, its name, place of incorporation, and, if not wholly owned directly or indirectly by the Company, the record ownership, in each case, as of the date of this Agreement of all capital stock or other equity interests issued thereby. Each of the Subsidiaries of the Company is duly organized, validly existing and in good standing or similar concept under the laws of the jurisdiction of its organization and has all requisite corporate, limited liability company or limited partnership power (as the case may be) to own its properties and assets and to conduct its business as now conducted, except where the failure thereof would not, individually or in the aggregate, have a Company Material Adverse Effect.

Section 3.2. Qualification to Do Business. Each of the Company and its Subsidiaries is duly qualified and licensed to do business as a foreign corporation, limited liability company or partnership (as the case may be) and is in good standing or similar concept in every jurisdiction in which the character of the properties owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Company Material Adverse Effect.

Section 3.3. No Conflict or Violation. The execution, delivery and, subject to the receipt of the Required Company Vote, performance by the Company of this Agreement do not and will not (i) violate or conflict with any provision of any Company Organizational Document or any of the organizational documents of the Subsidiaries of the Company, (ii) subject to the receipt of any consents set forth in Section 3.4 (including Schedule 3.4), violate any provision of law, or any order, judgment or decree of any Governmental Entity, (iii) subject to the receipt of any consents set forth in Section 3.4 (including Schedule 3.4), result in the creation or imposition of any Lien (other than any Permitted Lien) upon any of the assets, properties or rights of either of the Company or any of its Subsidiaries or result in or give to others any rights of cancellation, modification, amendment, acceleration, revocation or suspension of any of the Company Licenses and Permits or (iv) violate or result in a breach of or constitute (with due notice or lapse of time or both) a default under or result in or give to others any rights of cancellation, modification, amendment, or acceleration under, any Contract, agreement, lease or instrument to which the Company or any of its Subsidiaries is a party or by which it is bound or to which any of its properties or assets is subject and except with respect to clauses (ii), (iii) and (iv), for any such violations, breaches, defaults or creation or imposition of any Liens, that would not, individually or in the aggregate, have a Company Material Adverse Effect.

Section 3.4. Consents and Approvals. No consent, waiver, authorization or approval of any Governmental Entity, and no declaration or notice to or filing or registration with any Governmental Entity, is necessary or required in connection with the execution and delivery of this Agreement by the Company or the performance by the Company or its Subsidiaries of their obligations hereunder, except for: (i) the filing of the Articles of Merger with the SDAT in accordance with the MGCL; (ii) the filing of a Notification and Report Form under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”); (iii) the filings or notices required by, and any approvals required under the rules and regulations of, the Financial Industry Regulatory Authority, Inc. (“FINRA”) or any other self-regulatory organization, including the NYSE and the National Futures Association (the “NFA”) (each, a “Self-Regulatory Organization”); (iv) applicable requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”) and of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”);

(v) such consents, waivers, authorizations or approvals of any Governmental Entity set forth on Schedule 3.4; and (vi) such other consents, waivers, authorizations, approvals, declarations, notices, filings or registrations as will be obtained or made prior to the Closing or which, if not obtained or made, would not individually or in the aggregate, have a Company Material Adverse Effect or prevent or materially delay the consummation of the transactions contemplated by this Agreement.

Section 3.5. Authorization and Validity of Agreement. The Company has all requisite corporate power and authority to execute, deliver and, subject to receipt of the Required Company Vote, perform its obligations under this Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement by the Company and the performance by the Company of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of the Company and all other necessary corporate action on the part of the Company, other than the Required Company Vote, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement and the transactions contemplated hereby and thereby. This Agreement has been duly and validly executed and delivered by the Company and, assuming due execution and delivery by Parent and Merger Sub shall constitute a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to (i) the effect of bankruptcy, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally, and (ii) general equitable principles (whether considered in a proceeding in equity or at law).

Section 3.6. Capitalization and Related Matters.

(a) The authorized stock of the Company consists of 500,000,000 shares of Company Common Stock and 4,000,000 shares of Company’s preferred stock, par value $10.00 per share (the “Company Preferred Stock”). As of February 13, 2020, 86,922,791 shares of Company Common Stock were issued and outstanding, and there are no shares of Company Preferred Stock issued or outstanding. As of February 13, 2020, there were (i) Company Options to purchase an aggregate of 3,615,522 shares of Company Common Stock issued and outstanding, (ii) 3,009,338 shares of Company Common Stock underlying unvested Company RSU Awards, (iii) 1,158,705 shares of Company Common Stock underlying unvested Company PSU Awards, and (iv) 6,615,293 shares of Company Common Stock available for issuance under the Company Benefit Plans.

(b) The issued and outstanding shares of Company Common Stock (i) have been duly authorized and validly issued and are fully paid and nonassessable and (ii) were issued in compliance with all applicable U.S. federal and state securities laws. Except as set forth above in Section 3.6(a), and except for shares of Company Common Stock issued since February 13, 2020 pursuant to Company Options or Company RSU Awards or Company PSU Awards outstanding as of February 13, 2020 no shares of stock of the Company are issued and outstanding and the Company does not have outstanding any securities convertible into or exchangeable for any shares of stock of the Company, any rights to subscribe for or to purchase or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or known claims of any other character relating to the issuance of, any stock of the Company, or any stock or securities convertible into or exchangeable for any stock of the Company; and, the Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire, or to register under the Securities Act, any shares of stock of the Company. The Company does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter. Except as set forth above in Section 3.6(a), there are no outstanding stock options, restricted stock units, restricted stock, stock appreciation rights, “phantom” stock rights, performance units, or other compensatory rights or awards (in each case, issued by the Company or any of its Subsidiaries), that are convertible into or exercisable for a share of the Company Common Stock on a deferred basis or otherwise or other rights that are linked to, or based upon, the value of Company Common Stock.

(c) The Company has no rights plan, “poison-pill” or, other similar agreement or arrangement or any anti-takeover provision in the Company Organizational Documents that is, or at the Effective Time shall be, applicable to the Company, Company Common Stock, the Merger or the other transactions contemplated by this Agreement.

(d) (i) All of the outstanding shares of capital stock, or membership interests or other ownership interests of, each Subsidiary of the Company, as applicable, are validly issued, fully paid and nonassessable and are owned of record and beneficially by the Company, directly or indirectly; (ii) the Company has, as of the date of this Agreement and shall have on the Closing Date, valid and marketable title to all of the shares of capital stock of, or membership interests or other ownership interests in, each Subsidiary of the Company, free and clear of any Liens other than Permitted Liens; (iii) such outstanding shares of capital stock of, or membership interests or other ownership interests in, the Subsidiaries of the Company, as applicable, are the sole outstanding securities of such Subsidiaries; (iv) the Subsidiaries of the Company do not have outstanding any securities convertible into or exchangeable for any capital stock of, or membership interests or other ownership interests in, such Subsidiaries, any rights to subscribe for or to purchase or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any other character relating to the issuance of, any capital stock of, or membership interests or other ownership interests in, such Subsidiaries, or any stock or securities convertible into or exchangeable for any capital stock of, or membership interests or other ownership interests in, such Subsidiaries; and (v) neither the Company nor any of its Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire, or to register under the Securities Act, any capital stock of, or membership interests or other ownership interests in, any Subsidiary of the Company.

(e) Schedule 3.6(e) (the “Outstanding Equity Award Schedule”) sets forth a true and complete list of each current or former employee, officer, director, or other individual service provider of the Company and its Subsidiaries who holds an outstanding Company Equity Award as of February 13, 2020, which schedule shows for each Company Equity Award, as applicable, the date such Company Equity Award was granted, the expiration date, the number of shares of Company Common Stock subject to such Company Equity Award, the applicable exercise price of any Company Equity Award that is a Company Option, and the applicable vesting schedule. With respect to each Company Equity Award, (i) each such grant was duly authorized no later than the date on which the grant of such grant was by its terms effective (the “Grant Date”) by all necessary corporate action and (ii) each grant was made in compliance in all material respects with all applicable laws (including all applicable federal, state and local securities laws) and all of the terms and conditions of the applicable Company Benefit Plan and, each Company Option has an exercise price that is equal or greater than the fair market value of the underlying shares of Company Common Stock on the applicable Grant Date. The Company shall provide Parent with an updated Outstanding Equity Award Schedule to reflect any changes within ten (10) days prior to the Effective Time. All Company Equity Awards are evidenced by award agreements in the forms previously made available to Parent.

Section 3.7. Subsidiaries and Equity Investments. The Company and its Subsidiaries do not directly or indirectly own, or hold any rights to acquire, any material capital stock or any other material securities, interests or investments in any other Person other than (a) their Subsidiaries, or (b) investments that constitute cash or cash equivalents. No Subsidiary of the Company owns any shares of capital stock of the Company. There are no outstanding stock options, restricted stock units, restricted stock, stock appreciation rights, “phantom” stock rights, performance units, or other compensatory rights or awards (in each case, issued by the Company or any of its Subsidiaries) that are convertible into or exercisable for any capital stock of, or membership interests or other ownership interests in, any Subsidiary of the Company, on a deferred basis or otherwise or other rights that are linked to, or based upon, the value of any capital stock of, or membership interests or other ownership interests in, any Subsidiary of the Company. Schedule 3.7 accurately and completely sets forth each Key Minority Affiliate and the record and percentage ownership by the Company and its Subsidiaries as of the date of this Agreement of the capital stock or other equity interests issued by such Key Minority Affiliate.

Section 3.8. Company SEC Reports.

(a) The Company and its Subsidiaries have filed each report and definitive proxy statement (together with all amendments thereof and supplements thereto) required to be filed by the Company or any of its Subsidiaries pursuant to the Exchange Act with the SEC since March 31, 2017 (as such documents have since the time of their filing been amended or supplemented, the “Company SEC Reports”). As of their respective dates, after giving effect to any amendments or supplements thereto filed prior to the date of this Agreement, the Company SEC Reports (i) complied as to form in all material respects with the requirements of the Exchange Act, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) The audited consolidated financial statements and unaudited interim consolidated financial statements (including, in each case, the notes, if any, thereto) included in the Company SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited interim financial statements included therein, to normal year-end adjustments and the absence of complete footnotes) in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the respective dates thereof and the consolidated results of their operations and cash flows for the respective periods then ended.

Section 3.9. Absence of Certain Changes or Events.

(a) Since March 31, 2019, there has not been any event, change, circumstance, effect, development or state of facts which has had a Company Material Adverse Effect.

(b) Since March 31, 2019 through the date of this Agreement, there has not been:

(i) any material loss, damage, destruction or other casualty to the assets or properties of either of the Company or any of its Subsidiaries (other than (x) any for which insurance awards have been received or guaranteed and (y) for such failures as would not individually or in the aggregate have a Company Material Adverse Effect);

(ii) any change in any method of financial accounting or financial accounting practice of either of the Company or any of its Subsidiaries except for any such change required by reason of a concurrent change in GAAP; or

(iii) any loss of the employment, services or benefits of the chief executive officer of the Company or any Affiliated Company, or any other member of the senior management of the Company or any Affiliated Company.

(c) Since March 31, 2019 through the date of this Agreement, except for actions taken in connection with the execution and delivery of this Agreement and the transactions contemplated by this Agreement, the Company and each of its Subsidiaries (i) has operated in the ordinary course of business in all material respects, and (ii) has not taken any action that if taken after the date of this Agreement would constitute a violation of subsections (i), (ii), (iii), (iv), or (x) of Section 5.1(a).

Section 3.10. Tax Matters.

(a) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect:

(i) (A) the Company and/or each of its Subsidiaries have filed with the appropriate taxing authority when due (taking into account any extension of time within which to file) all Tax Returns required by applicable law to be filed with respect to the Company and/or each of its Subsidiaries, (B) all such Tax Returns are true, correct and complete in all respects, and (C) all Taxes of the Company and each of its Subsidiaries (including any Taxes that are required to be deducted and withheld in connection with any amounts paid or owing to any employee, creditor, independent contractor or other third party) required to have been paid have been paid in full, except for Taxes being contested in good faith or that have been adequately provided for, in accordance with GAAP, in the Company SEC Reports filed prior to the date of this Agreement;

(ii) there is no action, suit, proceeding, investigation or audit now pending or that has been proposed in writing with respect to the Company or any of its Subsidiaries in respect of any Tax, nor has any claim for additional Tax been asserted in writing by any taxing authority;

(iii) since March 31, 2017, no claim has been made in writing by any taxing authority in a jurisdiction where the Company or any of its Subsidiaries has not filed income or franchise Tax Returns that it is or may be subject to income or franchise Tax by such jurisdiction;

(iv) (A) there is no outstanding request for any extension of time for the Company or any of its Subsidiaries to pay any Taxes or file any Tax Returns, other than any such request made in the ordinary course of business; (B) there is no waiver or extension of any applicable statute of limitations for the assessment or collection of any Taxes of the Company or any of its Subsidiaries that is currently in force, and there has been no written request by a Governmental Entity to execute such a waiver or extension; and (C) neither the Company nor any of its Subsidiaries is a party to or bound by any agreement (other than (1) any commercial Contract entered into in the ordinary course and not primarily related to Taxes or (2) any agreement solely among the Company and/or its Subsidiaries) providing for the payment of Taxes, payment for Tax losses, entitlements to refunds or similar Tax matters;

(v) neither the Company nor any of its Subsidiaries has participated in any “listed transaction” as defined in Treasury Regulations Section 1.6011-4(b)(2);

(vi) within the last two (2) years, neither the Company nor any of its Subsidiaries has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 of the Code;

(vii) there is no Lien, other than a Permitted Lien, on any of the assets or properties of the Company or any of its Subsidiaries as a result of any failure or alleged failure to pay any Tax;

(viii) neither the Company nor any of its Subsidiaries has any liability for the Taxes of any Person (other than any of the Company and its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of U.S. state or local or non-U.S. law), or as a transferee or successor; and

(ix) the Company and its Subsidiaries are not bound with respect to the current or any future taxable period by any closing agreement (within the meaning of Section 7121(a) of the Code) or other written agreement with a taxing authority.

(b) For all taxable years since its inception, each of the Public Funds has elected to be treated as, and has qualified to be classified as, a regulated investment company taxable under Subchapter M of Chapter 1 of the Code.

Section 3.11. Absence of Undisclosed Liabilities. There are no liabilities or obligations of the Company or any Subsidiary thereof of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than (A) liabilities or obligations disclosed, reflected or reserved against and provided for in the consolidated balance sheet of the Company as of March 31, 2019 included in the Company SEC Reports filed prior to the date of this Agreement or referred to in the notes thereto, (B) liabilities or obligations incurred in the ordinary course of business consistent with past practice since March 31, 2019, (C) liabilities or obligations that would not, individually or in the aggregate, have a Company Material Adverse Effect or (D) liabilities or obligations incurred pursuant to this Agreement.

Section 3.12. Company Property.

(a) All material real property owned by the Company and its Subsidiaries as of the date of this Agreement is hereinafter referred to as the “Company Owned Real Property”. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, the Company and its Subsidiaries have good and valid title to all of the Company Owned Real Property free and clear of Liens other than Permitted Liens. All leases, site leases, subleases and occupancy agreements, together with all material amendments thereto, in which either of the Company or its Subsidiaries has a leasehold interest, license or similar occupancy rights, whether as lessor or lessee, and which involve payments by the Company or its Subsidiaries in excess of $2,500,000 per year are hereinafter each referred to as a “Company Lease” and collectively as the “Company Leases”; the property covered by Company Leases under which either of the Company or its Subsidiaries is a lessee is referred to herein as the “Company Leased Real Property”; the Company Leased Real Property, together with the Company Owned Real Property, collectively being the “Company Property”.

(b) Since March 31, 2019, no Company Lease has been modified or amended in writing in any way materially adverse to the business of the Company and its Subsidiaries and no party to any Company Lease has given either of the Company or its Subsidiaries written notice of or, to the Knowledge of the Company, made a claim with respect to any breach or default, except for such defaults or breaches that, individually or in the aggregate, would not have a Company Material Adverse Effect.

Section 3.13. Funds.

(a) Each Public Fund is duly registered with the SEC as an investment company under the Investment Company Act and has, since March 31, 2017 (or its inception, if later), filed all Public Fund SEC Documents in compliance with the Securities Act, the Investment Company Act, the Exchange Act and other applicable law, except as would not (x) reasonably be expected to have, individually or in the aggregate, a material adverse effect with respect to the Public Fund in question or (y) have a Company Material Adverse Effect. Since March 31, 2017 (or its

inception, if later), each Public Fund’s (A) prospectus and statement of additional information (including supplements thereto) forming the part of any registration statement filed with the SEC under the Securities Act and the Investment Company Act, (B) annual and semi-annual shareholder reports filed with the SEC pursuant to Section 30 of the Investment Company Act and (C) supplemental advertising and marketing materials prepared by or on behalf of the Company or an Affiliate of the Company did not at the time they were filed (if required to be filed), and did not during the period of their authorized use, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading. Each Investment Advisory Arrangement with a Public Fund has been duly approved, continued and at all times since March 31, 2017 (or its effective date, if later) has been in compliance in all material respects with Section 15(a) of the Investment Company Act. No more than 25% of the members of the board of directors or trustees of any Public Fund have been “interested persons” (as defined in the Investment Company Act) of the Company, any Subsidiary or any other investment adviser for such Public Fund. No Private Fund is required to register as an investment company under the Investment Company Act. Notwithstanding the foregoing, no such representation or warranty is made with respect to any Fund as to any period prior to the commencement of such Fund’s management by the Company or any of its Subsidiaries.

(b) Each Fund that is a juridical entity is duly organized, validly existing and, with respect to entities in jurisdictions that recognize the concept of “good standing,” in good standing under the laws of the jurisdiction of its organization and has the requisite corporate, trust, company or partnership power and authority to own its properties and to carry on its business as currently conducted, and is qualified to do business in each jurisdiction where it is required to be so qualified under applicable law, except where failure to do so would not, individually or in the aggregate, have a material adverse effect with respect to the Fund in question or have a Company Material Adverse Effect. Since March 31, 2017 (or the inception of such Fund if later), the shares, units or interests, as applicable, of each Fund have been issued and sold in compliance with applicable law including, with respect to any Fund offered or sold outside the United States, the registration and licensing requirements of any applicable non-U.S. jurisdiction, except as would not, individually or in the aggregate, have a material adverse effect with respect to the Fund in question. Notwithstanding the foregoing, no such representation or warranty is made with respect to any Fund as to any period prior to the commencement of such Fund’s management by the Company or any of its Subsidiaries.

(c) Except as would not, individually or in the aggregate, have a material adverse effect with respect to the Fund in question or have a Company Material Adverse Effect, each Fund currently is, and has since March 31, 2017 (or its inception, if later), been operated in compliance with (i) applicable law, (ii) any applicable order, judgment or decree of any Governmental Entity or Self-Regulatory Organization, (iii) its governing documents and material agreements, and (iv) its investment objectives, policies and restrictions.

(d) Since March 31, 2017, none of the offering memoranda used in connection with an offering of shares, units or interests of any Private Fund, including any supplemental advertising and marketing materials prepared by or on behalf of the Company or any Subsidiary thereof, contained an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e) Except as would not, individually or in the aggregate, have a material adverse effect with respect to the Private Fund in question or have a Company Material Adverse Effect, since March 31, 2017, the offering memoranda used in connection with an offering of shares, units of interests of any Private Fund, including any supplemental advertising and marketing materials prepared by or on behalf of the Company or any Affiliate thereof, contains all required disclosures and information to comply with applicable laws.

(f) Except as would not, individually or in the aggregate, have a material adverse effect with respect to the Fund in question or have a Company Material Adverse Effect, there are no liabilities or obligations of any Fund of any kind whatsoever, whether known or unknown, accrued, contingent, absolute, determined, determinable or otherwise other than (A) (i) for each Public Fund, liabilities or obligations disclosed and provided for in the balance sheet of such Public Fund or referred to in the notes thereto contained in the most recent annual or semi-annual report filed by the Public Fund prior to the date hereof with the SEC, (ii) for each Private Fund, liabilities or obligations disclosed and provided for in the balance sheet of such Private Fund or referred to in the notes thereto contained in the most recent report (1) distributed by the Private Fund to its shareholders or other interest holders or (2) as applicable, filed with a non-US Governmental Entity or Self-Regulatory Organization, in each case prior to the date hereof and provided or made available to Parent, or (iii) for each Non-US Retail Fund, liabilities or obligations disclosed and provided for in the balance sheet of such Non-US Retail Fund or referred to in the notes thereto contained in the most recent annual or semi-annual report published by the Non-US Retail Fund and sent to the relevant non-US Governmental Entity in accordance with applicable laws and regulations, or (B) for each Fund, liabilities or obligations incurred in the ordinary course of business consistent with past practice since the date of the Fund’s applicable report referenced in clause (A)(i), (ii) or (iii) above.

(g) Except as would not, individually or in the aggregate, have a material adverse effect with respect to the Fund in question or have a Company Material Adverse Effect, there are no claims, actions, suits, proceedings, subpoenas or investigations pending or, to the Knowledge of the Company, threatened in writing, before any Governmental Entity or Self-Regulatory Organization, or before any arbitrator of any nature, brought by or against any of the Funds or any of their officers or directors involving or relating to the Funds, the assets, properties or rights of any of the Funds.

(h) Each Non-US Retail Fund and its management company is in compliance with applicable laws and regulations, except as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect with respect to the Non-US Retail Fund in question or a Company Material Adverse Effect. Since March 31, 2017 (or its inception, if later), each Non-US Retail Fund’s (A) prospectus or comparable offering documents (including supplements thereto), (B) annual and semi-annual reports and (C) supplemental advertising and marketing materials and any other key investor information prepared by or on behalf of the Company or an Affiliate of the Company did not at the time they were filed (if required to be filed), and did not during the period of their authorized use, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were or are made, not misleading. Each Investment Advisory Arrangement with a Non-US Retail Fund has been duly approved, continued and at all time since March 31, 2017 has been in compliance in all material respects with applicable laws and regulations.

Section 3.14. Intellectual Property.

(a) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (i) the Company and its Subsidiaries own all right, title and interest in and to, or have valid and enforceable licenses to use, all the Company Intellectual Property; (ii) to the Knowledge of the Company, no third party is infringing any Company Owned Intellectual Property; (iii) to the Knowledge of the Company, the Company and its Subsidiaries are not infringing, misappropriating or violating any Intellectual Property right of any third party; and (iv) as of the date of this Agreement, there is no claim, suit, action or proceeding pending or, to the Knowledge of the Company, threatened in writing against the Company or its Subsidiaries: (A) alleging any such violation, misappropriation or infringement of a third party’s Intellectual Property rights; or (B) challenging the Company’s or its Subsidiaries’ ownership or use of, or the validity or enforceability of, any Company Owned Intellectual Property.

(b) All material issued Patents, registered trademarks and service marks, registered copyrights, and applications for any of the foregoing, in each case issued by, filed with, or recorded by, any Governmental Entity and constituting Company Owned Intellectual Property are hereinafter referred to as the “Company Registered Intellectual Property.”    All Company Registered Intellectual Property is owned by the Company and/or its Subsidiaries, free and clear of all Liens other than Permitted Liens.

Section 3.15. Licenses and Permits. The Company and its Subsidiaries own or possess all right, title and interest in and to each of their respective licenses, permits, franchises, registrations, authorizations and approvals issued or granted to any of the Company or its Subsidiaries by any Governmental Entity as of the date of this Agreement (the “Company Licenses and Permits”), except, in each case, as would not, individually or in the aggregate, have a Company Material Adverse Effect. The Company has taken all necessary action to maintain such Company Licenses and Permits, except for such failures that would not, individually or in the aggregate, have a Company Material Adverse Effect. Each Company License and Permit has been duly obtained, is valid and in full force and effect, and is not subject to any pending or, to the Knowledge of the Company, threatened in writing, administrative or judicial proceeding to revoke, cancel, suspend or declare such Company License and Permit invalid in any respect, except, in each case, as would not, individually or in the aggregate, have a Company Material Adverse Effect. The Company Licenses and Permits are sufficient and adequate in all material respects to permit the continued lawful conduct of the business of the Company and its Subsidiaries as presently conducted, and none of the operations of the Company or its Subsidiaries is being conducted in a manner that violates in any material respects any of the terms or conditions under which any Company License and Permit was granted, except for such violations that would not, individually or in the aggregate, have a Company Material Adverse Effect. No written notices have been received by and, no claims have been filed against, the Company or its Subsidiaries alleging a failure to hold any requisite permits, regulatory approvals, licenses or other authorizations, except, in each case, as would not, individually or in the aggregate, have a Company Material Adverse Effect.

Section 3.16. Compliance with Law.

(a) Since the later of (x) such entity’s commencement of operations and (y) March 31, 2017, the operations of the business of the Company and its Subsidiaries have been conducted in accordance with all applicable laws, regulations, orders and other requirements of all Governmental Entities having jurisdiction over such entity and its assets, properties and operations, in each case, except as would not, individually or in the aggregate, have a Company Material Adverse Effect. Since the later of (x) such entity’s commencement of operations and (y) March 31, 2017, none of the Company or its Subsidiaries has received written notice of any violation (or any investigation with respect thereto) of any such law, regulation, order or other legal requirement, and none of the Company or its Subsidiaries is in default with respect to any order, writ, judgment, award, injunction or decree of any national, federal, state or local court or governmental or regulatory authority or arbitrator, domestic or foreign, applicable to any of its assets, properties or operations, except for any of the foregoing that would not, individually or in the aggregate, have a Company Material Adverse Effect.

(b) The Company and each of its officers are in compliance in all material respects with (i) the applicable provisions of the Sarbanes-Oxley Act of 2002 and the related rules and regulations promulgated under such act or the Exchange Act (the “Sarbanes-Oxley Act”) and (ii) the applicable listing and corporate governance rules and regulations of the NYSE. Except as permitted by the Exchange Act, including, without limitation, Sections 13(k)(2) and (3), since the enactment of the Sarbanes-Oxley Act, neither the Company nor any of its Affiliates has made, arranged or modified (in any material way) personal loans to any executive officer or director of the Company.

(c) The management of the Company has (i) implemented (x) disclosure controls and procedures to ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to the management of the Company by others within those entities and (y) a system of internal control over financial reporting sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, and (ii) disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company’s Board of Directors (A) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and has identified for the Company’s auditors any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

(d) Schedule 3.16(d) lists the name of each Investment Adviser Subsidiary of the Company. Each Investment Adviser Subsidiary of the Company is, and has been at all times required since the later of (w) the effective date of such Investment Adviser Subsidiary’s registration, licensing or qualification and (x) March 31, 2017, registered as an investment adviser under the Advisers Act. Each Investment Adviser Subsidiary of the Company is, and has been at all times required since the later of (y) the effective date of such Investment Adviser Subsidiary’s registration, licensing or qualification and (z) March 31, 2017, registered as an investment adviser in each jurisdiction where the conduct of its business requires such registration and is in compliance with all U.S. federal and state and non-U.S. laws requiring any such registration, licensing or qualification, except, in each case, as would not, individually or in the aggregate, have a Company Material Adverse Effect. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, neither the Company nor any Subsidiary, except each Investment Adviser Subsidiary of the Company and Non-U.S. Investment Adviser Subsidiaries, provides investment advisory services to any Person or, since March 31, 2017, is or has been an “investment adviser” within the meaning of the Advisers Act or required under applicable law to be registered, licensed or qualified as an investment adviser in any state or non-U.S. jurisdiction. Since March 31, 2017, each Form ADV or amendment to Form ADV of each Investment Adviser Subsidiary of the Company, as of the date of filing with the SEC (and with respect to Form ADV Part 2B or its equivalent, its date) did not, as of such respective date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except, in each case, as would not, individually or in the aggregate, have a Company Material Adverse Effect. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, each Client’s account is being managed, and has since March 31, 2017 (or inception of the relationship, if later) been managed, by the applicable Investment Adviser Subsidiary or Non-U.S. Investment Adviser Subsidiary in compliance with (i) applicable law, (ii) any applicable order, judgment or decree of any Governmental Entity or Self-Regulatory Organization, (iii) the Client’s Investment Advisory Arrangement, and (iv) the Client’s investment objectives, policies and restrictions.

(e) Schedule 3.16(e) lists the name of each Subsidiary of the Company registered, or required to be registered, as a broker-dealer under the Exchange Act (each a “Company Broker-Dealer Subsidiary”). Each Company Broker-Dealer Subsidiary is, and has been at all times since March 31, 2017, duly registered, licensed or qualified as a broker-dealer under the Exchange Act, and under the securities laws of each jurisdiction where the conduct of its business requires such registration, licensing or qualification, except for any failure to be so registered, licensed or qualified in any such jurisdiction or to be in such compliance that would not, individually or in the aggregate, have a Company Material Adverse Effect. Each Company Broker-Dealer Subsidiary is a member in good standing of FINRA and each other Self-Regulatory Organization where the conduct of its business requires such membership, except where the failure to be in such good standing would not, individually or in the aggregate, have a Company Material Adverse Effect. Since March 31, 2017, each Form BD or amendment to Form BD of each Company Broker-Dealer Subsidiary, as of the date of filing with the SEC and FINRA, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f) Schedule 3.16(f) lists the name of each Non-U.S. Investment Adviser Subsidiary of the Company and each non-U.S. jurisdiction in which it is, or since March 31, 2017 has been, registered, licensed or qualified to do business. Each Non-U.S. Investment Adviser Subsidiary of the Company is, and has been at all times since March 31, 2017 registered licensed or qualified as an investment adviser, investment manager, or other provider of investment services in each jurisdiction where the conduct of its business requires such registration and is in compliance with all non-U.S. laws requiring any such registration, licensing or qualification, except, in each case, as would not, individually or in the aggregate, have a Company Material Adverse Effect. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, each employee of the Company or any of its Subsidiaries who is required to be registered or licensed as a registered representative, principal, investment adviser representative, salesperson or equivalent with any Governmental Entity or Self-Regulatory Organization is duly registered or licensed as such and such registration or license is in full force and effect.

(g) None of the Company, any of its Subsidiaries, any officer, director or employee thereof or, to the Knowledge of the Company, any other “affiliated person” (as defined in the Investment Company Act) thereof is ineligible pursuant to Section 9(a) or 9(b) of the Investment Company Act to serve in any capacity referred to in Section 9(a) thereof to a Public Fund, nor is there any proceeding or investigation pending or, to the Knowledge of the Company, threatened in writing, by any Governmental Entity or Self-Regulatory Organization, which would reasonably be expected to become the basis for any such ineligibility. None of the Company, any of its Subsidiaries, any officer, director or employee thereof or, to the Knowledge of the Company, any other “associated person” (as defined in the Advisers Act) thereof is ineligible pursuant to Section 203 of the Advisers Act to serve as a registered investment adviser or as an associated person of a registered investment adviser, nor is there any proceeding or investigation pending or, to the Knowledge of the Company, threatened in writing, by any Governmental Entity or Self-Regulatory Organization, which would reasonably be expected to become the basis for any such ineligibility. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, none of the Company, any of its Investment Adviser Subsidiaries or any officer or director thereof is subject to any of the disqualifying events listed in Rule 506(d) of Regulation D under the Securities Act.

(h) The Company has made available to Parent a true and correct copy of each material no-action letter, exemptive order or similar regulatory relief issued by any Governmental Entity or Self-Regulatory Organization (including without limitation the SEC, the CFTC, FINRA, and the NFA) to any of the Company or its Subsidiaries or any Fund that remains applicable to its respective business as conducted on the date of this Agreement. The Company, its Subsidiaries and the Funds are in compliance in all material respects with any such material no-action letters, exemptive orders or similar regulatory relief.

(i) None of the Company or any of its Subsidiaries is, or since March 31, 2017, has been, (i) a bank, trust company, introducing broker, futures commission merchant, real estate broker, insurance company or insurance broker within the meaning of any applicable law, (ii) required to be registered, licensed or qualified as a bank, trust company, introducing broker, futures commission merchant, real estate broker, insurance company or insurance broker under any applicable law, or (iii) subject to any material liability by reason of any failure to be so registered, licensed or qualified. Since March 31, 2017, none of the Company or any of its Subsidiaries has received written notice of, and there is no pending, or threatened in writing, proceeding concerning any failure to obtain any bank, trust company, introducing broker, futures commission merchant, real estate broker, insurance company or insurance broker registration, license or qualification, except, in each case, as would not, individually or in the aggregate, have a Company Material Adverse Effect.

(j) None of the Company or any of its Subsidiaries is, nor is any Affiliate of any of them, nor any associated person as defined in the Exchange Act, subject to a “statutory disqualification” as defined in Section 3(a)(39) of the Exchange Act or subject to a disqualification that would be a basis for censure, limitations on the activities, functions or operations of, or suspension or revocation of the registration of any of the Company Broker-Dealer Subsidiaries as broker-dealers, municipal securities dealers, government securities brokers or government securities dealers under Section 15, Section 15B or Section 15C of the Exchange Act, or performing similar functions under the laws of other jurisdictions, and there is no formal proceeding or written notice of investigation (or, to the Company’s Knowledge, any informal proceeding or investigation) by any Governmental Entity or Self-Regulatory Organization, whether preliminary or otherwise, that is reasonably likely to result in, any such censure, limitation, suspension or revocation, except, in each case, as would not, individually or in the aggregate, have a Company Material Adverse Effect.

(k) Each Investment Adviser Subsidiary of the Company that is required to be so registered (each a “Company Commodity Subsidiary”) is, and has been at all times since March 31, 2017, registered as a commodity pool operator and commodity trading advisor under the CEA and a member of the NFA. No Subsidiary except each Company Commodity Subsidiary acts or has acted as a “commodity pool operator” or “commodity trading advisor” of or with respect to any Person within the meaning of the CEA since March 31, 2017. No Subsidiary except each Company Commodity Subsidiary is required to be registered with the CFTC as a commodity pool operator or commodity trading advisor. Each Company Commodity Subsidiary is duly registered, licensed or qualified as a commodity pool operator or commodity trading advisor in each jurisdiction where the conduct of its business requires such registration and is in compliance with all federal, state and foreign laws requiring any such registration, licensing or qualification, in each case, except as would not, individually or in the aggregate, have a Company Material Adverse Effect. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, since March 31, 2017, each Company Commodity Subsidiary has complied with all reporting, recordkeeping and disclosure requirements of the CFTC and NFA applicable to a registered commodity pool operator and commodity trading advisor.

(l) To the extent that the Company or any of its Subsidiaries has rendered investment advisory, investment management or any other related services or acted as a fiduciary (within the meaning of ERISA, the Code or any state or local law relating to non-ERISA benefit plan assets or accounts (“Similar Law”)) with respect to the assets of (i) an ERISA Plan subject to Title I of ERISA or Similar Law, (ii) a Person acting on behalf of such a plan, (iii) a plan or arrangement subject to Section 4975 of the Code or (iv) any Person whose assets are deemed to be “plan assets” within the meaning of Department of Labor Regulation Section 2510.3-101, as modified for Section 3(42) of ERISA, or Similar Law (each, a “Benefit Plan Client”), since March 31, 2016, the Company and its Subsidiaries have acted in compliance in all respects with the applicable requirements of ERISA, the Code and Similar Law, and none of the Company nor any of its Subsidiaries have engaged in, or caused a Benefit Plan Client to engage in, any non-exempt prohibited transaction within the meaning of Title I of ERISA or Section 4975 of the Code, in each case, except as would not, individually or in the aggregate, have a Company Material Adverse Effect.

Section 3.17. Litigation. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, there are no claims, actions, suits, proceedings, subpoenas or investigations pending or, to the Knowledge of the Company, threatened in writing, before any Governmental Entity, or before any arbitrator of any nature, brought by or against any of the Company or its Subsidiaries or any of their officers or directors involving or relating to the Company or its Subsidiaries, the assets, properties or rights of any of the Company and its Subsidiaries or the transactions contemplated by this Agreement. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, there is no judgment, decree, injunction, ruling or order of any Governmental Entity or before any arbitrator of any nature outstanding, or to the Knowledge of the Company, threatened in writing, against either of the Company or any of its Subsidiaries.

Section 3.18. Contracts.

(a) Schedule 3.18(a) sets forth a complete and correct list in all material respects of all Material Contracts as of the date of this Agreement.

(b) Each Material Contract is valid, binding and enforceable against the Company or its Subsidiaries, and in full force and effect subject to the rights of creditors generally and the availability of equitable remedies, except to the extent that the failure to be in full force and effect would not have, individually or in the aggregate, a Company Material Adverse Effect. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (i) each of the Company and its Subsidiaries has performed all obligations required to be performed by it to date under, and is not in default or delinquent in performance, status or any other respect (claimed or actual) in connection with, any Material Contract, and (ii) no event has occurred which, with due notice or lapse of time or both, would constitute such a default. To the Knowledge of the Company, as of the date hereof, no other party to any Contract is in default in respect thereof, and no event has occurred which, with due notice or lapse of time or both, would, individually or in the aggregate, constitute such a default except as would not have a Company Material Adverse Effect.

(c) A “Material Contract” means any Contract to which either of the Company or any of its Subsidiaries is a party constituting:

(i) any Contract required to be filed by the Company as a “material contract” pursuant to Item 601(b)(9) or 601(b)(10) of Regulation S-K under the Securities Act;

(ii) any Contract relating to Indebtedness for borrowed money in excess of $10,000,000 or any guarantee thereof, or any Contract required to be filed under Item 601(b)(4) of Regulation S-K under the Securities Act;

(iii) any Contract that restricts the ability of the Company or any of its Subsidiaries to compete in any business or with any Person in any geographical area or provide any type of service in a manner, in each case, that is material to the Company and its Subsidiaries, taken as a whole;

(iv) any Contract relating to the disposition or acquisition by the Company or any of its Subsidiaries of any material business or any material amount of assets (excluding dispositions or acquisitions which were consummated prior to the date of this Agreement and with respect to which there is no ongoing liability or obligation of the Company or any of its Subsidiaries);

(v) any Affiliated Company Agreement;

(vi) any Investment Advisory Arrangement that is reasonably likely to provide annual payments in excess of $30,000,000;

(vii) a joint venture, partnership or limited liability company agreement with third parties, other than side letter arrangements regarding commercial understandings relating to product placement and modeling;

(viii) an agreement limiting or restricting the ability of either of the Company or its Subsidiaries to make distributions or declare or pay dividends in respect of its capital stock or membership interests, as the case may be; and

(ix) any Contract (or series of Contracts with a party or related parties), other than Investment Advisory Arrangements or distribution arrangements, that provides for annual payments by or to the Company or any of its Subsidiaries, or pursuant to which the Company or any Subsidiary is reasonably likely to receive or make annual payments, in excess of $20,000,000.

Section 3.19. Employee Plans.

(a) Schedule 3.19(a) sets forth a correct and complete list of each material Company Benefit Plan.

(b) With respect to each Company Benefit Plan, the Company has made available to Parent, to the extent applicable, correct and complete copies of (i) the Company Benefit Plan document, including, for the avoidance of doubt, any amendments or supplements thereto, and all related trust documents, insurance Contracts or other funding vehicle documents (or where no such copies are available, a written description thereof), (ii) the most recently prepared actuarial report and (iii) all material correspondence to or from any Governmental Entity received in the last three (3) years with respect thereto (or where no such copies are available, a written description thereof).

(c) Each Benefit Plan (including any related trusts) has been established, operated and administered in compliance in all respects with its terms and applicable laws, including ERISA and the Code, and all contributions or other amounts payable by the applicable sponsor of such Benefit Plan with respect thereto in respect of the current or prior plan year have been paid or accrued in accordance with GAAP, except, in each case, as would not, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect.

(d) There are no Proceedings (other than routine claims for benefits) pending or, to the Knowledge of the Company, threatened in writing by a Governmental Entity, on behalf of or against any Benefit Plan or any trust related thereto, except as would not, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect.

(e) With respect to each Benefit Plan that is an ERISA Plan, the Company has made available to Parent, to the extent applicable, correct and complete copies of (i) the most recent summary plan description together with any summaries of all material modifications and supplements thereto, (ii) the most recent IRS determination or opinion letter and (iii) the two most recent annual reports on Form 5500 and, for the avoidance of doubt, all schedules and financial statements attached thereto.

(f) Except as would not, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect each Benefit Plan that is an ERISA Plan and that is intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified, and to the Knowledge of the Company, nothing has occurred that would adversely affect the qualification or Tax exemption of any such Benefit Plan that is an ERISA Plan. With respect to each Benefit Plan that is an ERISA Plan, neither the Company nor any of its Subsidiaries has engaged in a transaction in connection with which the Company or any of its Subsidiaries reasonably could be subject to either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a Tax imposed pursuant to Section 4975 or 4976 of the Code, except as would not, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect.

(g) Neither the Company nor any of its ERISA Affiliates contributes to or has any obligation with respect to a Benefit Plan that is subject to Section 412 of the Code or Section 302 or Title IV of ERISA.

(h) Neither the Company nor any of its ERISA Affiliates maintains, participates in or contributes to, or has any outstanding obligation under any Multiemployer Plan.

(i) Neither the Company nor any of its respective ERISA Affiliates has any liability with respect to a (i) plan which is subject to Section 412 of the Code or Section 302 or Title IV of ERISA, or (ii) Multiemployer Plan, except, in each case, as would not, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect.

(j) No Benefit Plan is a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA).

(k) Except as set forth on Schedule 3.19(k) or as required by applicable law, no Company Benefit Plan provides retiree or post-employment medical, disability, life insurance or other welfare benefits to any Person (excluding any individual employment, separation or termination agreements or arrangements under which the Company subsidizes any benefits pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, for any Person), and the Company has no existing material obligation to provide any such benefits to any employees of the Company.

(l) None of the execution and delivery of or the performance under this Agreement or the consummation of the transactions contemplated by this Agreement could reasonably be expected to, either alone or in combination with another event, (i) entitle any Company Employee to material severance pay or any material increase in severance pay under any Benefit Plan, (ii) accelerate the time of or vesting of any payment under any Benefit Plan, or materially increase the amount of compensation due to any Company Employee under any Benefit Plan, or (iii) limit or restrict the right to merge, terminate, materially amend, supplement or otherwise materially modify or transfer the assets of any Company Benefit Plan on or following the Effective Time.

(m) The Company does not have any obligation to provide, and no Benefit Plan or other agreement or arrangement provides any individual with the right to, a gross up, indemnification, reimbursement or other payment for any excise or additional Taxes incurred pursuant to Section 409A or Section 4999 of the Code or due to the failure of any payment to be deductible under Section 280G of the Code.

(n) Except as would not, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect, all Benefit Plans subject to the laws of any jurisdiction outside of the United States (each, an “International Plan”) (x) have been maintained in accordance with all applicable requirements, (y) that are intended to qualify for special Tax treatment, meet all requirements for such treatment, and (z) that are intended to be funded and/or book-reserved, are fully funded and/or book reserved, as appropriate, based upon reasonable actuarial assumptions.

(o) Except as would not, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect, (i) the Pension Scheme is in compliance, and has been operated in accordance with, all applicable laws and regulations relating to the Pension Scheme, including, without limitation, any applicable provisions of the Pensions Act 2008, (ii) the Pension Scheme is a registered pension scheme within the meaning of s.150(2) Finance Act 2004 and, to the Knowledge of the Company, there is no reason why Her Majesty’s Revenue and Customs would reasonably be expected to withdraw such registration, (iii) all contributions and expenses in respect of the Pension Scheme have been paid on the due dates and at the rates in accordance with the terms of the Pension Scheme and in the schedule of contributions currently applicable to the Pension Scheme, (iv) no contributions are payable in arrears, and there is no outstanding or contingent liability which may be attributable to the Company or its Subsidiaries to meet any expenses in respect of the Pension Scheme which have already been incurred, other than expenses in the ordinary course of administration of the Pension Scheme, (v) no notifiable event for the purposes of s.69 Pensions Act 2004 has occurred in relation to the Pension Scheme which has not been duly notified to the applicable Governmental Entity or which has fallen within directions issued by the applicable Governmental Entity under s.69(1) Pensions Act 2004, and (vi) no event has taken place which has resulted or will or may result in the commencement of the winding up of the Pension Scheme (or any part of it).

Section 3.20. Insurance. The Company and its Subsidiaries maintain insurance policies with reputable insurance carriers against all risks of a character and in such amounts as are usually insured against by similarly situated companies in the same or similar businesses. Except as has not had and would not have, individually or in the aggregate, a Company Material Adverse Effect, (a) each insurance policy of the Company and its Subsidiaries is in full force and effect and (b) none of the Company or its Subsidiaries is in default under any provisions of any such policy of insurance nor has any of the Company or its Subsidiaries received notice of cancellation of or cancelled any such insurance.

Section 3.21. Affiliate Transactions. There are no transactions, agreements, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any director or executive officer of the Company, on the other hand, that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act with respect to the Company other than ordinary course of business employment agreements and similar employee arrangements.

Section 3.22. Labor Matters.

(a) Neither of the Company nor any of its Subsidiaries is a party to or bound by any collective bargaining agreement or other agreement with a labor union, labor organization, works council or similar organization, and to the Knowledge of the Company, there are no activities or Proceedings by any individual or group of individuals, including representatives of any labor unions, labor organizations, works councils or similar organizations, to organize any employees of the Company or any of its Subsidiaries.

(b) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, there is no, and in the last six (6) years there has not been any, strike, lockout, slowdown, work stoppage, unfair labor practice or other labor dispute, or arbitrations or grievances pending or, to the Knowledge of the Company, threatened, that may interfere in any material respect with the respective business activities of the Company or any of its Subsidiaries or prevent, materially delay or materially impair the ability of the Company to consummate the transactions contemplated by this Agreement. The Company and each of its Subsidiaries is in compliance with all applicable laws regarding labor, employment and employment practices, wages and hours (including classification of employees, discrimination, harassment and equitable pay practices), and occupational safety and health, including the appropriate classification of all current or former Company Employees as “exempt” or “non-exempt” and the payment of appropriate overtime, except as would not, individually or in the aggregate, have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has incurred any obligation or liability under the Worker Adjustment and Retraining Notification Act of 1988 or any similar state or local law that remains unsatisfied, except as would not, individually or in the aggregate, have a Company Material Adverse Effect.

(c) There are no pending, or, to the Company’s Knowledge, threatened material Proceedings against the Company or any of its Subsidiaries with respect to the classification or misclassification of Company Employees.

(d) To the Company’s Knowledge, in the last four years, no allegations of harassment have been made against any individual in his or her capacity as (i) an officer of the Company or any of its Subsidiaries, or (ii) a member of the Board of Directors of the Company or any of its Subsidiaries.

Section 3.23. Privacy; Data Security. Since March 31, 2017, except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (i) the Company and its Subsidiaries are in compliance with (A) all applicable Privacy Laws, (B) all of the Company’s policies regarding Personal Information (“Privacy Policies”), and (C) all of the Company’s contractual obligations with respect to the receipt, collection, compilation, use, storage, processing, sharing, safeguarding, security (technical, physical and administrative), disposal, destruction, disclosure, or transfer (including cross-border) of Personal Information; (ii) no Privacy Policies of the Company and its Subsidiaries have contained any material omissions or been misleading or deceptive; (iii) the Company and its Subsidiaries have implemented and at all times maintained reasonable safeguards, consistent with practices in the industry in which the Company and its Subsidiaries operate, to protect Personal Information and other confidential data in their possession or under their control against loss, theft, misuse or unauthorized access, use, modification or disclosure; (iv) the Company and its Subsidiaries have taken commercially reasonable steps to ensure that any third party to whom the Company and its Subsidiaries have granted access to Personal Information collected by or on behalf of the Company and its Subsidiaries has implemented and maintained the same; (v) there have been no breaches, security incidents, misuse of or unauthorized access to or disclosure of any Personal Information in the possession or control of the Company and its Subsidiaries or collected, used or processed by or on behalf of any of the Company and its Subsidiaries; (vi) the Company and its Subsidiaries have not provided or been legally required to provide any notices to any Person in connection with any such breaches, security incidents, misuse of or unauthorized access to or disclosure of any Personal Information in the possession or control of the Company and its Subsidiaries or collected, used or processed by or on behalf of any the Company and its Subsidiaries; and (vii) neither the Company nor any of its Subsidiaries has received any written notice of any claims (including written notice from third parties acting on its behalf), of or been charged with, the violation of, any Privacy Laws, applicable privacy policies, or contractual commitments with respect to Personal Information.

Section 3.24. No Brokers. No broker, finder or similar intermediary has acted for or on behalf of, or is entitled to any broker’s, finder’s or similar fee or other commission from the Company or its Subsidiaries in connection with this Agreement or the transactions contemplated hereby other than PJT Partners LP (“PJT Partners”) and J.P. Morgan Securities LLC (“J.P. Morgan”). The Company has heretofore furnished to Parent a complete and correct copy of all agreements between (i) the Company and PJT Partners and (ii) the Company and J.P. Morgan pursuant to which PJT Partners and J.P. Morgan would be entitled to any payment relating to the transactions contemplated hereby.

Section 3.25. State Takeover Statutes. No “fair price”, “moratorium”, “control share acquisition”, interested stockholder or other similar anti-takeover statute or regulation or any anti-takeover provision in the Company Organizational Documents is, or at the Effective Time will be, applicable to the Company, the Company Common Stock, the Merger or the other transactions contemplated by this Agreement.

Section 3.26. Opinion of Financial Advisors. The Board of Directors of the Company and the Special Committee of the Board of Directors of the Company has received the opinions of PJT Partners and J.P. Morgan, each dated as of the date of such opinions, to the effect that, as of such date, and subject to, among other things, the procedures followed, matters considered, and conditions, limitations, qualifications and assumptions set forth therein, the Merger Consideration to be received by the holders of the Company Common Stock pursuant to the Merger is fair from a financial point of view to the holders of such Company Common Stock. A written copy of each such opinion will be made available to Parent promptly following the execution of this Agreement.

Section 3.27. Board Approval. The Board of Directors of the Company, at a meeting duly called and held, by unanimous vote following the unanimous recommendation of the Special Committee of the Board of Directors of the Company (i) declared that the Merger, this Agreement and the other transactions contemplated hereby are advisable and fair to, and in the best interests of, the Company and its stockholders, (ii) approved this Agreement and the transactions contemplated hereby and thereby, including the Merger, (iii) directed that the Merger and the other transactions contemplated hereby be submitted for consideration by the holders of shares of Company Common Stock at a special meeting of the stockholders of the Company, and (iv) resolved, subject to Section 7.6, to recommend that the holders of the shares of Company Common Stock approve the Merger, this Agreement and the other transactions contemplated hereby. The Company hereby agrees to the inclusion in the proxy statement relating to the matters to be submitted to the holders of Company Common Stock at the Company stockholders meeting to approve the Merger (the “Company Stockholders Meeting”) (such proxy statement, and any amendments or supplements thereto, the “Proxy Statement”), of the recommendation of the Board of Directors of the Company described in this Section 3.27 (subject to the right of the Board of Directors of the Company to withdraw, amend or modify such recommendation in accordance with Section 7.6).

Section 3.28. Vote Required. The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote thereon (the “Required Company Vote”) is the only vote of the holders of any class or series of the Company’s stock necessary to approve the Merger and the transactions contemplated by this Agreement.

Section 3.29. No Improper Payments to Foreign Officials; Trade Laws.

(a) Since March 31, 2016, (i) the Company and its Subsidiaries, directors, officers and employees have complied in all material respects with the U.S. Foreign Corrupt Practices Act of 1977, as amended (15 U.S.C. §§ 78a et seq. (1997 and 2000)), the U.K. Bribery Act 2010, as amended, and any other applicable U.S. or non-U.S. anticorruption or anti-bribery laws (collectively, the “Anticorruption Laws”), and (ii) neither the Company, any Subsidiary of the Company nor, to the Knowledge of the Company, any of the Company’s directors, officers, employees, agents or other representatives acting on the Company’s behalf have, directly or indirectly, in each case, in violation in any material respects of the Anticorruption Laws (A) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (B) offered, promised, paid or delivered any fee, commission or other sum of money or item of value, however characterized, to any finder, agent or other party acting on behalf of or under the auspices of a governmental or political employee or official or governmental or political entity, political agency, department, enterprise or instrumentality, in the United States or any other country, (C) made any payment to any customer or supplier, or to any officer, director, partner, employee, or agent of any such customer or supplier, for the unlawful sharing of fees to any such customer or supplier or any such officer, director, partner, employee, or agent for the unlawful rebating of charges, (D) made any other unlawful payment or given any other unlawful consideration to any such customer or supplier or any such officer, director, partner, employee, or agent or (E) taken any action or made any omission in violation of any applicable law governing imports into or exports from the United States or any foreign country, or relating to economic sanctions or embargoes, corrupt practices, money laundering, or compliance with unsanctioned foreign boycotts.

(b) Since March 31, 2016, the United States government has not notified the Company or any of its Subsidiaries in writing of any actual or alleged violation or breach of the Anticorruption Laws. Other than the United States government, no Person has notified the Company or any of its Subsidiaries of any actual or, to the Knowledge of the Company, alleged violation or breach of the Anticorruption Laws. To the Knowledge of the Company, none of the Company or any of its Subsidiaries is under investigation by any government for alleged violation(s) of the Anticorruption Laws. The Company and each Company Subsidiary has (i) made and kept material books, records, and accounts that, in reasonable detail, accurately and fairly reflect its and their transactions and dispositions and (ii) devised and maintained a system of internal controls, including an anti-corruption compliance program, sufficient to provide reasonable assurances that it and they are in material compliance with all applicable Anticorruption Laws.

(c) Since March 31, 2017, no Investment Adviser Subsidiary, or to the Knowledge of the Company, any “covered associate” (as defined in Rule 206(4)-5 of the Investment Advisers Act) of an Investment Adviser Subsidiary has made a “contribution” to an “official” of a “government entity” (as such terms are defined in Rule 206(4)-5 of the Investment Advisers Act) in excess of the de minimis limits set forth in Rule 206(4)-5 of the Investment Advisers Act.

(d) To the extent required by applicable law, the Company and each of its Subsidiaries have adopted and maintained “know-your-customer” and anti-money laundering programs and reporting procedures, and have complied in all material respects with the terms of such programs and procedures for detecting and identifying money laundering.

Section 3.30. Affiliated Companies. The Company has made available to Parent (a) true and complete copies of each contract or arrangement between the Company or any of its Subsidiaries (other than any Affiliated Company), on the one hand, and any Affiliated Company or any director or officer of an Affiliated Company, on the other hand, related to revenue sharing, governance, employment or involving payments to any director or officer of an Affiliated Company in excess of $5,000,000, in each case, involving or related to the Affiliated Companies (the “Affiliated Company Agreements”) that are in effect as of the date of this Agreement, and (b) copies of the organizational documents of each Affiliated Company, with all amendments thereto to the date of this Agreement (other than immaterial amendments), and such copies are accurate and complete as of the date of this Agreement.

Section 3.31. No Other Representations or Warranties. Except for the representations and warranties contained in this Article III, neither the Company nor any other Person makes any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby; and neither the Company nor any person on behalf of the Company is making any express or implied representation or warranty with respect to the Company or any of its Subsidiaries or their respective businesses or with respect to any other information made available to Parent or Merger Sub in connection with the transactions contemplated by this Agreement. Except for the representations and warranties expressly set forth in this Article III, the Company hereby disclaims all liability and responsibility for all projections, forecasts, estimates, data or information made, communicated or furnished (orally or in writing, including electronically) to Parent or any of Parent’s Affiliates or any representatives of Parent or any of Parent’s Affiliates, including omissions therefrom.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF PARENT, AND MERGER SUB

Except as set forth in the corresponding sections or subsections of the Parent Disclosure Schedule (or, pursuant to Section 10.2(b), as set forth in any section or subsection of the Parent Disclosure Schedule to the extent the applicability thereof is readily apparent from the face of the Parent Disclosure Schedule), Parent and Merger Sub hereby represent and warrant to the Company as follows:

Section 4.1. Organization. Each of Parent and Merger Sub is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power to own its properties and assets and to conduct its businesses as now conducted except where the failure to be so qualified or in good standing in such jurisdiction would not, individually or in the aggregate, have a Parent Material Adverse Effect. Copies of the Parent Organizational Documents and the organizational documents of Merger Sub, with all amendments thereto to the date of this Agreement, have been made available to the Company or its representatives, and such copies are accurate and complete as of the date of this Agreement.

Section 4.2. No Conflict or Violation. The execution, delivery and performance by Parent and Merger Sub of this Agreement do not and will not (i) violate or conflict with any provision of any Parent Organizational Document or any of the organizational documents of Merger Sub, (ii) subject to the receipt of any consents set forth in Section 4.3 (including Schedule 4.3), violate any provision of law, or any order, judgment or decree of any Governmental Entity, (iii) subject to the receipt of any consents set forth in Section 4.3 (including Schedule 4.3) result in the creation or imposition of any Lien (other than any Permitted Lien) upon any of the assets, properties or rights of any of Parent or Merger Sub or any of Parent’s other Subsidiaries or result in or give to others any rights of cancellation, modification, amendment, acceleration, revocation or suspension of any of the Parent Licenses and Permits or (iv) violate or result in a breach of or constitute (with due notice or lapse of time or both) a default under or result in or give to others any rights of cancellation, modification, amendment, or acceleration under, any Contract, agreement, lease or instrument to which Parent or Merger Sub or any of Parent’s other Subsidiaries is a party or by which it is bound or to which any of its properties or assets is subject, except in each case with respect to clauses (ii), (iii) and (iv), for any such violations, breaches, defaults or creation or imposition of any Liens, that would not, individually or in the aggregate, have a Parent Material Adverse Effect.

Section 4.3. Consents and Approvals. No consent, waiver, authorization or approval of any Governmental Entity, and no declaration or notice to or filing or registration with any Governmental Entity, is necessary or required in connection with the execution and delivery of this Agreement by Parent or the performance by Parent or Merger Sub of their obligations hereunder, except for: (i) the filing of the Articles of Merger with the SDAT in accordance with the MGCL; (ii) the filing of a Notification and Report Form under the HSR Act; (iii) filings or notices required by, and any approvals required under the rules and regulations of, FINRA or any other self-regulatory organizations, including the NYSE and NFA; (iv) applicable requirements of the Securities Act and of the Exchange Act; (v) such consents, waivers, authorizations or approvals of any Governmental Entity set forth on Schedule 4.3; and (vi) such consents, waivers, authorizations, approvals, declarations, notices, filings or registrations as will be obtained or made prior to the Closing or which, if not obtained or made, would not have a Parent Material Adverse Effect or prevent or materially delay the consummation of the transactions contemplated by this Agreement.

Section 4.4. Authorization and Validity of Agreement. Parent and Merger Sub have all requisite corporate power and authority to execute, deliver and perform their respective obligations under this Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement by Parent and Merger Sub and the performance by Parent and Merger Sub of their respective obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of each of Parent and Merger Sub and all other necessary corporate action on the part of Parent and Merger Sub and the approval of this Agreement by Parent or a Subsidiary of Parent as the sole stockholder of Merger Sub, and no other corporate proceedings on the part of either Parent or Merger Sub are necessary to authorize this Agreement and the transactions contemplated hereby and thereby. Parent or a Subsidiary of Parent, as sole stockholder of Merger Sub, will, immediately following the execution and delivery of this Agreement by each of the parties hereto, adopt this Agreement. This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming due execution and delivery by the Company, shall constitute a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to (i) the effect of bankruptcy, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally, and (ii) general equitable principles (whether considered in a proceeding in equity or at law).

Section 4.5. Capitalization of Merger Sub. All of the outstanding shares of stock of Merger Sub are validly issued, fully paid and nonassessable and are owned of record and beneficially by Parent, directly or indirectly. Parent has, as of the date of this Agreement and shall have on the Closing Date, valid and marketable title to all of the shares of stock of Merger Sub free and clear of any Liens other than Permitted Liens. Such outstanding shares of stock of Merger Sub are the sole outstanding securities of Merger Sub.

Section 4.6. Litigation. Except as would not, individually or in the aggregate, have a Parent Material Adverse Effect, there are no claims, actions, suits, proceedings, subpoenas or, to the Knowledge of Parent, investigations pending or, to the Knowledge of Parent, threatened in writing, before any Governmental Entity, or before any arbitrator of any nature, brought by or against any of Parent or its Subsidiaries or any of their officers or directors involving or relating to Parent or its Subsidiaries, the assets, properties or rights of any of Parent and its Subsidiaries or the transactions contemplated by this Agreement. Except as would not, individually or in the aggregate, have a Parent Material Adverse Effect, there is no judgment, decree, injunction, ruling or order of any Governmental Entity or before any arbitrator of any nature outstanding, or to the Knowledge of Parent, threatened in writing, against either of Parent or its Subsidiaries.

Section 4.7. No Brokers. The Company will not be liable for any brokerage, finder’s or other fee or commission to any consultant, broker, finder or investment banker in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or Merger Sub.

Section 4.8. Financing. Parent has and shall have at the Closing sufficient cash, available lines of credit or other sources of immediately available funds to make payment of all amounts to be paid by it and all other monetary obligations hereunder on or after the Closing Date.

Section 4.9. Board Approval. The Board of Directors of Parent, at a meeting duly called and held, by unanimous vote (i) determined that this Agreement and the transactions contemplated hereby and thereby, including the Merger, are advisable and fair to, and in the best interests of, Parent, and (ii) approved this Agreement and the transactions contemplated hereby, including the Merger.

Section 4.10. Certain Arrangements. As of the date of this Agreement, there are no contracts or arrangements between Parent or any of its Subsidiaries, on the one hand, and executive officer of the Company or any Affiliated Company or the Board of Directors of the Company, on the other hand, with respect to the Company or any Affiliated Company or the transactions contemplated hereby.

Section 4.11. No Other Representations or Warranties. Except for the representations and warranties contained in this Article IV, none of Parent, Merger Sub or any other Person makes any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby; and neither Parent nor Merger Sub nor any person on behalf of Parent, and Merger Sub is making any express or implied representation or warranty with respect to Parent and Merger Sub or with respect to any other information made available to the Company in connection with the transactions contemplated by this Agreement. Except for the representations and warranties expressly set forth in this Article IV, Parent hereby disclaims all liability and responsibility for all projections, forecasts, estimates, data or information made, communicated or furnished (orally or in writing, including electronically) to the Company or any of the Company’s Affiliates or any representatives of the Company or any of the Company’s Affiliates, including omissions therefrom.

ARTICLE V.

COVENANTS OF THE COMPANY

The Company hereby covenants as follows:

Section 5.1. Conduct of Business Before the Closing Date.

(a) The Company covenants and agrees that, during the period from the date of this Agreement to the earlier of the termination of this Agreement in accordance with its terms and the Effective Time (except as otherwise specifically contemplated by the terms of this Agreement), unless Parent shall otherwise consent in writing (which shall not be unreasonably delayed, withheld or conditioned): (i) the businesses of the Company and its Subsidiaries shall be conducted, in all material respects, in the ordinary course of business and in a manner consistent with past practice and, in all material respects, in compliance with applicable laws, including without limitation the timely filing of all reports, forms or other documents with the SEC required pursuant to the Securities Act, the Exchange Act or the Sarbanes-Oxley Act; and (ii) the Company shall use its commercially reasonable efforts to, and shall cause its Subsidiaries to use their commercially reasonable efforts to, continue to maintain and preserve in all material respects, its assets, properties, rights and operations and the business organization and current business relationships of the Company and its Subsidiaries. Without limiting the generality of the foregoing, neither the Company nor any of its Subsidiaries shall (except as specifically contemplated by the terms of this Agreement or as set forth on Schedule 5.1(a)), between the date of this Agreement and the earlier of the termination of this Agreement in accordance with its terms and the Effective Time, directly or indirectly, do any of the following without the prior written consent of Parent (which shall not be unreasonably delayed, withheld or conditioned other than with respect to clauses (ii), (iii), (iv) or (v) below, with respect to the acquisitions of any businesses):

(i) make any change in any of its organizational documents; issue any additional shares of capital stock (other than upon the exercise of options to purchase shares of Company Common Stock or pursuant to the terms of Company RSU Awards or Company PSU Awards, in each case outstanding on the date hereof), membership interests or partnership interests or other equity securities or grant any option, warrant or right to acquire any capital stock, membership interests or partnership interests or other equity securities or issue any security convertible into or exchangeable for such securities or alter in any way any of its outstanding securities or make any change in outstanding shares of capital stock, membership interests or partnership interests or other ownership interests or its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise, or, in the case of the Company, make any election to be subject to any of the provisions of Title 3, Subtitle 8 of the MGCL;

(ii) (a) make any sale, assignment, transfer, abandonment, sublease or other conveyance of any material asset or Company Property (other than sales of products or services in the ordinary course of business consistent with past practice) or (b) subject any of its assets, properties or rights to any Lien (other than Permitted Liens), in each case, that have a fair market value in excess of $3,000,000 individually or $15,000,000 in the aggregate, except, in each case, (A) pursuant to Contracts or commitments in effect on the date of this Agreement (or entered into after the date of this Agreement without violating the terms of this Agreement), (B) any of the foregoing with respect to obsolete or worthless equipment in the ordinary course of business consistent with past practice, (C) in relation to mortgages, liens and pledges to secure Indebtedness for borrowed money permitted to be incurred under Section 5.1(a)(ix) and guarantees thereof or (D) for any transactions among the Company and any Subsidiaries of the Company in the ordinary course of business consistent with past practice;

(iii) make any change, modification, waiver or amendment to any Affiliated Company Agreement or enter into or terminate any Affiliated Company Agreement;

(iv) (a) redeem, retire, purchase or otherwise acquire, directly or indirectly, any shares of the capital stock (including restricted stock), membership interests or partnership interests or other ownership interests of the Company, other than in connection with (A) the payment of the exercise price of Company Options with Company Common Stock (including but not limited to in connection with “net exercises”), (B) required Tax withholding in connection with the exercise of Company Options and the vesting of Company RSU Awards or Company PSU Awards, and (C) forfeitures of Company Options, Company RSU Awards and Company PSU Awards, pursuant to their terms as in effect on the date of this Agreement; (b) declare, set aside or pay any dividends or other distribution in respect of shares of the capital stock (including restricted stock), membership interests or partnership interests or other ownership interests of the Company (other than declaring, setting aside or paying (x) regular quarterly cash dividends payable by the Company in respect of shares of Company Common Stock not exceeding $0.40 per share of Company Common Stock with declaration, record and payment dates substantially consistent with those of the dividends paid by the Company during its most recent fiscal year, or (y) dividends payable by any direct or indirect Subsidiary of the Company in the ordinary course of business consistent with past practice); or (c) repurchase or retire any of the Company’s Indebtedness;

(v) (A) enter into any agreement, Contract, or commitment (or series of such similar transactions), that would require capital expenditures in excess of $7,500,000 individually or $15,000,000 in the aggregate, or (B) acquire, lease or sublease any material assets or properties (including any real property) other than, in each case, in the ordinary course of business consistent with past practice or as contemplated by the Company’s capital expenditure forecast as set forth on Schedule 5.1(a)(v);

(vi) except as required by law or pursuant to the terms of any Company Benefit Plan in effect as of the date of this Agreement, (A) increase the compensation or consulting fees, bonus or employee benefits or severance or termination pay of any employee of the Company (excluding, for the avoidance of doubt, any employee who is employed by any Affiliated Company) with an annual base salary of $225,000 or above, (B) become a party to, establish, adopt, amend, commence participation in or terminate any Company Benefit Plan or any arrangement that would have been a Company Benefit Plan had it been entered into prior to the date of this Agreement, (C) grant any new awards, or amend or modify the terms of any outstanding awards under any Company Benefit Plan, (D) take any action to accelerate the vesting or lapsing of restrictions or payment, or fund or in any other way secure the payment, of compensation or benefits under any Company Benefit Plan, (E) forgive any loans or issue any loans to any Company Employee other than routine travel advances issued in the ordinary course of business, (F) hire any employee or engage any independent contractor of the Company with an annual base salary or wage rate or consulting fees in excess of $225,000, (G) terminate the employment of any Company Employee (other than a Company Employee who is employed by an Affiliated Company) with an annual base salary or wage rate or consulting fees in excess of $250,000 other than for “cause,” or (H) become a party to, establish, adopt, amend, commence participation in or terminate any collective bargaining agreement or other agreement with a labor union, labor organization, works council or similar organization;

(vii) except as required by law or pursuant to the terms of any Subsidiary Benefit Plan in effect as of the date of this Agreement, (A) enter into any new employment, service, severance or other compensatory agreement with any senior management member or portfolio manager of any of the Affiliated Companies, or (B) grant new equity or equity-based awards to any employee or other service provider of the Affiliated Companies;

(viii) except as required by law or in the ordinary course of business consistent with past practice, enter into any agreement or obligation which purports to restrict the ability of the Company or any Subsidiary of the Company to (A) compete in any business or with any Person in any geographical area or (B) provide any type of service, in each case in a manner that is material to the Company or any of its Subsidiaries, taken as a whole;

(ix) incur any Indebtedness or lend money to any Person (other than to the Company or to any Wholly Owned Subsidiaries), except for (A) Indebtedness incurred in the ordinary course of business consistent with past practice not to exceed $7,500,000 in the aggregate; (B) Indebtedness in replacement of existing Indebtedness, provided that the replacement Indebtedness does not increase the aggregate amount of Indebtedness permitted to be outstanding under the replaced Indebtedness; (C) guarantees by the Company of Indebtedness of any Subsidiary of the Company and guarantees by any Subsidiary of the Company of Indebtedness of the Company or any other Subsidiary of the Company, in each case, in the ordinary course of business consistent with past practice; (D) intercompany Indebtedness among the Company and any Subsidiary of the Company in the ordinary course of business consistent with past practice; or (E) making borrowings under the Company’s revolving credit facility (as existing on the date of this Agreement) in the ordinary course of business consistent with past practice in an amount not to exceed $30,000,000;

(x) make any change in any method of financial accounting or financial accounting principle, method, estimate or practice except for any such change required by GAAP;

(xi) (A) cause any Public Fund that holds itself out as qualifying as a “regulated investment company” under Section 851 of the Code to fail to so qualify, and, (B) except as required by law or in the ordinary course of business consistent with past practice, (1) initiate any material modification to the prospectus and other offering, advertising and marketing materials, as amended or supplemented, of any Public Fund to effect any material change to the investment objectives or investment policies of such Public Fund, (2) effect any merger, consolidation or other reorganization of any Public Fund, or (3) launch any new Public Fund or other Fund;

(xii) except as required by law or in the ordinary course of business consistent with past practice (A) make or change any material Tax election, (B) change an annual accounting period, (C) file any amended material Tax Return, (D) enter into any closing agreement with respect to a material amount of Tax, (E) settle any material Tax claim or assessment relating to the Company or any of its Subsidiaries, or (F) surrender any right to claim a refund of material Taxes;

(xiii) settle, release or forgive any claim, disputed outside of the ordinary course of business, requiring net payments to be made by the Company or any of its Subsidiaries in excess of $3,000,000 individually or $15,000,000 in the aggregate, or settle or resolve any claim against the Company or any of its Subsidiaries on terms that require the Company or any of its Subsidiaries to materially alter its existing business practices, in each case other than any claim with respect to Taxes, which shall be governed by Section 5.1(a)(xii); or

(xiv) commit to do any of the foregoing.

(b) Nothing contained in this Agreement shall give to Parent or Merger Sub, directly or indirectly, rights to control or direct the operations of the Company or its Subsidiaries prior to the Closing Date. Prior to the Closing Date, the Company and its Subsidiaries shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision of its and its Subsidiaries’ operations.

(c) The Company acknowledges and consents to the agreements set forth on Schedule 5.1(c)(i) and agrees to use commercially reasonable efforts to cooperate with respect to the matters set forth on Schedule 5.1(c)(ii).

(d) Promptly after the date of this Agreement (but no later than thirty (30) days after the date of this Agreement), the Company shall deliver to Parent its good faith calculation of Base Date Assets Under Management and Base Date Revenue Run Rate, together with reasonable supporting detail with respect to the calculations thereof. To the extent reasonably requested by Parent, the Company shall promptly make available (during normal business hours) to Parent the employees of the Company involved in, and records used in, preparing the calculation of Base Date Assets Under Management and Base Date Revenue Run Rate. The Company and Parent shall work in good faith to resolve any disagreements with respect to the calculation of Base Date Assets Under Management and Base Date Revenue Run Rate. Promptly after the date of this Agreement (but no later than forty-five (45) days after the date of this Agreement), the Company shall deliver to Parent a schedule setting forth the Sub-Advisory Relationships.

Section 5.2. Notice of Breach. From and after the date of this Agreement and until the earlier to occur of the Closing Date or the termination of this Agreement pursuant to Article IX hereof, the Company shall as promptly as reasonably practicable provide written notice to Parent with reasonable detail upon having Knowledge of the existence of any event or circumstance that would reasonably be expected to cause any condition to the obligations of any party hereto to effect the transactions contemplated by this Agreement not to be satisfied.

ARTICLE VI.

COVENANTS OF PARENT AND MERGER SUB

Parent and Merger Sub hereby covenant as follows:

Section 6.1. Conduct of the Business Before the Closing Date.

(a) Neither Parent nor any of its Subsidiaries shall (except as specifically contemplated by the terms of this Agreement or as set forth on Schedule 6.1(a)), between the date of this Agreement and the earlier of the termination of this Agreement in accordance with its terms and the Effective Time, without the prior written consent of the Company (which shall not be unreasonably delayed, withheld or conditioned) acquire any material assets, or properties (including any real property), or enter into any other transaction, other than in the ordinary course of business and consistent with past practices, or in connection with transactions that would not reasonably be expected to (x) prevent, materially hinder or materially delay the receipt of the necessary or required waiting period expirations or terminations, consents, approvals and authorizations for the transactions contemplated by this Agreement under the HSR Act, or the consents set forth on Schedule 8.1(d), or (y) otherwise prevent or materially delay or materially impair the consummation of the Merger.

(b) Nothing contained in this Agreement shall give to the Company, directly or indirectly, rights to control or direct the operations of Parent or its Subsidiaries prior to the Closing Date. Prior to the Closing Date, Parent and its Subsidiaries shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision of its and its Subsidiaries’ operations.

(c) Parent acknowledges and agrees to comply with the matters set forth on Schedule 6.1(c).

Section 6.2. Employee Matters.

(a) Parent shall or shall cause the Surviving Corporation to provide each Continuing Employee, during the period commencing at the Effective Time and ending one (1) year thereafter (the “Continuation Period”), with (i) base salary or base wage and target annual incentive opportunities, that are, in each case, no less favorable than the base salary or base wage rate and target annual incentive opportunities (taking into account annual incentive compensation payable in either cash or the grant of an equity award) provided to such Continuing Employee by the Company and its Subsidiaries immediately prior to the Effective Time and (ii) employee health and welfare benefits (excluding defined benefit pension benefits and retiree health and welfare) that are (x) in the case of Continuing Employees employed by the Affiliated Companies, substantially comparable in the aggregate to those provided to such Continuing Employee by the Company and its Subsidiaries immediately prior to the Effective Time, (y) in the case of Continuing Employees employed by the Company and its Subsidiaries other than an Affiliated Company, at the discretion of Parent, either substantially comparable in the aggregate to those (1) provided to such Continuing Employee by the Company and its Subsidiaries immediately prior to the Effective Time, or (2) that are generally made available to similarly situated employees of Parent and its Subsidiaries from time to time. Additionally, Parent agrees that each Continuing Employee shall, during the Continuation Period, be provided with severance benefits (including the payment of transitional or notice pay) that are no less favorable than the severance benefits (including the payment of transitional or notice pay) provided by the Company and its Subsidiaries to such Continuing Employee pursuant to the applicable Benefit Plan providing for such benefits and payments in effect as of the date of this Agreement.

(b) Parent shall, or shall cause the Surviving Corporation to use commercially reasonable efforts to (i) cause any pre-existing conditions or limitations and eligibility waiting periods under any group health plans of Parent or its Affiliates (any such plan, a “Parent Benefit Plan”) to be waived with respect to the Continuing Employees and their eligible dependents, (ii) with respect to the plan year during which the Effective Time occurs, recognize for each Continuing Employee and his or her dependents credit for applicable deductibles and annual out-of-pocket limits for expenses incurred prior to the Effective Time for which payment has been made in respect of such Continuing Employee and his or her eligible dependents to the same extent such credit was given under the analogous Company Benefit Plan prior to the Effective Time for purposes of satisfying any applicable deductible or annual out-of-pocket limit under any Parent Benefit Plan, and prior to the Effective Time, the Company shall have provided adequate data concerning such payments to Parent in a format reasonably requested by Parent, and (iii) recognize the service of each Continuing Employee’s employment with the Company and its Subsidiaries for purposes of vesting, vacation, paid time off, benefit accrual and eligibility to participate under each applicable Parent Benefit Plan in which any Continuing Employee will participate after the

Effective Time, as if such service had been performed with Parent, except for benefit accrual under defined benefit pension plans, for purposes of qualifying for subsidized early retirement benefits or to the extent it would result in a duplication of benefits. For the avoidance of doubt, such service shall not be recognized for purposes of eligibility for retirement vesting under equity plans of Parent or any of its Affiliates.

(c) Provided that Parent shall, or shall cause the Surviving Corporation to, provide each Continuing Employee who participated in the Company 401(k) Plan immediately prior to the Closing during the Continuation Period with the same defined contribution plan and/or savings plan benefits as provided to similarly situated employees of Parent and its Subsidiaries, the Company shall (i) cause the Company 401(k) Plan to be terminated effective immediately prior to the Effective Time and (ii) provide Parent with evidence that the Company 401(k) Plan has been terminated (the form and substance of which shall be subject to review and approval by Parent) not later than the day immediately preceding the Effective Time.

(d) Prior to making any written communication to Company Employees pertaining to compensation or benefits matters that are affected by the transactions contemplated by this Agreement, the Company shall provide Parent with a copy of the intended communication, Parent shall have a reasonable period of time (but in any event, no more than two (2) Business Days) to review and comment on the communication, and the Company shall consider any such comments in good faith; provided, that the foregoing shall not apply to any written communication to Company Employees so long as the statements contained therein concerning the transactions contemplated hereby are substantially similar to previous communications made by the Company in compliance with the provisions of this sentence.

(e) Nothing set forth in this Agreement is intended to (i) be treated as an amendment of any particular Company Benefit Plan, (ii) prevent Parent, the Surviving Corporation or any of their Affiliates from amending or terminating any of their benefit plans or, after the Effective Time, any Company Benefit Plan in accordance with their terms, (iii) prevent Parent, the Surviving Corporation or any of their Affiliates, after the Effective Time, from terminating the employment of any Continuing Employee, or (iv) without limiting the generality of Section 10.9, create any third-party beneficiary rights in any employee of the Company or any of its Subsidiaries, any beneficiary or dependent thereof, or any collective bargaining representative thereof, with respect to the compensation, terms and conditions of employment and/or benefits that may be provided to any Continuing Employee by Parent, the Surviving Corporation or any of their Affiliates or under any benefit plan which Parent, the Surviving Corporation or any of their Affiliates may maintain.

Section 6.3. Indemnification Continuation.

(a) For purposes of this Section 6.3, (i) “Indemnified Person” shall mean any person who is now, or has been at any time prior to the Effective Time, (x) an officer or director of the Company or any of its Subsidiaries or (y) serving at the request of the Company as an officer or director of another corporation, joint venture or other enterprise or general partner of any partnership or a trustee of any trust, and (ii) “Proceeding” shall mean any claim, action, suit, proceeding or investigation.

(b) From and after the Effective Time, Parent shall, and Parent shall cause the Surviving Corporation, to the fullest extent permitted by applicable law, to provide indemnification to each Indemnified Person in connection with any Proceeding based directly or indirectly (in whole or in part) on, or arising directly or indirectly (in whole or in part) out of, the fact that such Indemnified Person is or was an officer or director of the Company or any of its Subsidiaries, or is or was serving at the request of the Company as an officer or director of another corporation, joint venture or other enterprise or general partner of any partnership or a trustee of any trust, whether pertaining to any matter arising before or after the Effective Time. In the event of any such Proceeding, each Indemnified Person will be entitled to advancement of expenses incurred in the defense of any such claim, action, suit or proceeding from Parent and the Surviving Corporation within a reasonable period of time following receipt by Parent or the Surviving Corporation from the Indemnified Person of a request therefor; provided that an Indemnified Person shall repay Parent or the Surviving Corporation for any expenses incurred by Parent or the Surviving Corporation in connection with the indemnification of such Indemnified Person pursuant to this Section 6.3 if it is ultimately determined that such Indemnified Person did not meet the standard of conduct necessary for indemnification by Parent or the Surviving Corporation as set forth in the Company Organizational Documents or the MGCL. The Surviving Corporation shall not amend, repeal or otherwise modify the exculpation, indemnification and advancement of expenses provisions of the Surviving Corporation’s and any of its Subsidiaries’ charters and bylaws or similar organizational documents as in effect immediately prior to the date of this Agreement in any manner that would adversely affect the rights thereunder of any individuals who at the Effective Time were directors or officers of the Company or any of its Subsidiaries.

(c) Parent shall, and shall cause the Surviving Corporation to, and the Surviving Corporation shall, maintain in effect for six (6) years from the Effective Time the Company’s current directors’ and officers’ liability insurance policies covering acts or omissions occurring (or alleged to occur) prior to or at the Effective Time with respect to Indemnified Persons; provided, however, that in no event shall the Surviving Corporation be required to expend pursuant to this Section 6.3(c) more than an amount per year equal to 300% of current annual premiums paid by the Company for such insurance. In the event that, but for the proviso to the immediately preceding sentence, Parent and the Surviving Corporation would be required to expend more than 300% of current annual premiums, Parent and the Surviving Corporation shall obtain the maximum amount of such insurance obtainable by payment of annual premiums equal to 300% of current annual premiums. In lieu of the foregoing, the Company may purchase, prior to the Effective Time, a six (6)-year “tail” prepaid officers’ and directors’ liability insurance policy in respect of acts or omissions occurring prior to the Effective Time covering each such Indemnified Person for an amount not to exceed 300% of current annual premiums. If such “tail” policy has been established by the Company, Parent shall not terminate such policy and shall cause all obligations of the Company thereunder to be honored by it and the Surviving Corporation.

(d) The provisions of this Section 6.3 shall survive the consummation of the Merger for a period of six (6) years and are expressly intended to benefit each of the Indemnified Persons; provided, however, that in the event that any claim or claims for indemnification are asserted or made within such six (6) year period, all rights to indemnification in respect of any such claim or claims shall continue until disposition of any and all such claims.

(e) Parent shall, and shall cause the Surviving Corporation to, pay all reasonable expenses, including reasonable attorneys’ fees, that may be incurred by any Indemnified Person in enforcing the indemnity and other obligations provided in this Section 6.3 to the same extent and under the same conditions and procedures (and subject to the same conditions, including with respect to the advancement of expenses) as such Indemnified Person is entitled on the date of this Agreement under the Company Organizational Documents (or the corresponding organizational documents of any Subsidiary of the Company).

Section 6.4. Non-Prosecution Agreement. As of and after the Effective Time, Parent shall, and shall cause the Surviving Corporation to, comply with all the terms and conditions of, and assume all of the obligations of, the Company under the Non-Prosecution Agreement, including the provisions of the Non-Prosecution Agreement governing the ability of the United States Department of Justice, Criminal Division, Fraud Section and the United States Attorney’s Office for the Eastern District of New York to determine that there has been a breach under the Non-Prosecution Agreement.

Section 6.5. Notice of Breach. From and after the date of this Agreement and until the earlier to occur of the Closing Date or the termination of this Agreement pursuant to Article IX hereof, Parent shall as promptly as reasonably practicable provide written notice to Company with reasonable detail upon having Knowledge of the existence of any event or circumstance that would reasonably be expected to cause any condition to the obligations of any party hereto to effect the transactions contemplated by this Agreement not to be satisfied.

ARTICLE VII.

ADDITIONAL COVENANTS OF THE PARTIES

Section 7.1. Preparation of Proxy Statement; Stockholder Meetings.

(a) As promptly as practicable, and in any event within forty (40) days after the execution of this Agreement, the Company shall prepare the Proxy Statement and cause to be filed with the SEC the Proxy Statement. Parent, Merger Sub and the Company shall cooperate and consult with each other in the preparation of the Proxy Statement, and Parent shall furnish all information concerning itself and Merger Sub and their respective officers, directors, Affiliates and agents that is required to be included in the Proxy Statement under the Exchange Act. The Proxy Statement shall include the recommendation of the Board of Directors of the Company in favor of approval of this Agreement and the Merger, except to the extent the Board of Directors of the Company shall have withdrawn or modified its approval or recommendation of this Agreement or the Merger to the extent such action is permitted by Section 7.6. The Company shall use its reasonable best efforts to cause the Proxy Statement to be mailed to its stockholders as promptly as practicable. The parties shall promptly provide copies, consult with each other and prepare written responses with respect to any written comments received from the SEC with respect to the Proxy Statement and advise one another of any oral comments received from the SEC. The Proxy Statement shall, at the time of the Company Stockholders Meeting, comply as to form in all material respects with the Securities Act and the Exchange Act and the rules and regulations promulgated by the SEC thereunder.

(b) The Company will advise Parent, promptly after it receives notice thereof, of any request by the SEC for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information. No amendment or supplement to the Proxy Statement shall be filed without the approval of both parties hereto, which approval shall not be unreasonably withheld, conditioned or delayed; provided that with respect to documents filed by a party which are incorporated by reference in the Proxy Statement, this right of approval shall apply only with respect to information relating to the other party or such other party’s business, financial condition or results of operations. If at any time prior to the Effective Time, any information relating to Parent or the Company, or any of their respective Affiliates, officers or directors, should be discovered by Parent or the Company that should be set forth in an amendment or supplement to the Proxy Statement, so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by law, disseminated to the stockholders of the Company.

(c) The Company shall cause the Company Stockholders Meeting to be duly called and held as soon as reasonably practicable for the purpose of obtaining the Required Company Vote. In connection with such meeting, the Company will (i) subject to Section 7.6(b) and Section 7.6(c), use its reasonable best efforts to obtain the Required Company Vote and (ii) otherwise comply with all legal requirements applicable to such meeting. The information supplied or to be supplied by the Company specifically for inclusion in the Proxy Statement shall not, on the date(s) the Proxy Statement is first mailed to the stockholders of the Company, or at the time of the Company Stockholders Meeting, or at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, if on a date for which the Company Stockholders Meeting is scheduled, the Company has not received proxies representing a sufficient number of shares of Company Common Stock to obtain the Required Company Vote, whether or not a quorum is present, the Company shall have the right to, and shall upon request by Parent, postpone or adjourn the Company Stockholders Meeting for not more than an aggregate of ten (10) days, solely for the purpose of soliciting shares of Company Common Stock to obtain the Required Company Vote.

Section 7.2. Investment Advisory Arrangement Consents.

(a) Clients other than Funds. The Company shall use commercially reasonable efforts to obtain, as promptly as reasonably practicable following the date of this Agreement, the consent of each Client (other than a Fund) for which consent to the assignment or deemed assignment of such Client’s Investment Advisory Arrangement with the Company or any of its Subsidiaries is required by applicable law or by such Client’s Investment Advisory Arrangement as a result of the transactions contemplated by this Agreement. In furtherance thereof, as promptly as reasonably practicable following the date of this Agreement and provided that the same is permitted pursuant to the applicable Investment Advisory Arrangement, the Company shall, and shall cause its Subsidiaries to, as applicable, send a written notice (the “Negative Consent Notice”), which shall be in form and substance reasonably satisfactory to Parent, to such Clients informing each Client: (i) of the transactions contemplated by this Agreement; (ii) of the intention to complete the transactions contemplated by this Agreement, which will result in an assignment or deemed assignment of such Investment Advisory Arrangement; (iii) of the intention of the Company or the applicable Subsidiary to continue to provide the advisory services pursuant to the existing Investment Advisory Arrangement with such Client after the Closing if such Client does not terminate such agreement prior to the Closing; and (iv) that the consent of such Client will be deemed to have been granted if such Client does not terminate its Investment Advisory Arrangement within forty-five (45) days after the sending of the Negative Consent Notice. If the applicable Investment Advisory Arrangement requires the written consent of the Client to the assignment or deemed assignment of such Client’s Investment Advisory Arrangement with the Company or any of its Subsidiaries, or if the Company or the applicable Subsidiary determines, in its discretion, that for commercial reasons it would be prudent or appropriate to obtain the written consent of a Client to the assignment or deemed assignment of such Client’s Investment Advisory Arrangement, then the Company shall, and shall cause its Subsidiaries to, as applicable, as promptly as reasonably practicable following the date of this Agreement, send a written notice, which shall be in form and substance reasonably satisfactory to Parent, informing such Client of the transactions contemplated by this Agreement and requesting written consent to the assignment or deemed assignment of such Client’s Investment Advisory Arrangement, and any such Client shall be deemed a Non-Consenting Client unless and until such Client has provided its written consent to the assignment or deemed assignment of such Client’s Investment Advisory Arrangement.

(b) Private Funds. The Company shall use commercially reasonable efforts to obtain, as promptly as reasonably practicable following the date of this Agreement, the consent of each Private Fund for which consent to the assignment or deemed assignment of such Private Fund’s Investment Advisory Arrangement with the Company or any of its Subsidiaries is required by applicable law or by such Private Fund’s Investment Advisory Arrangement as a result of the transactions contemplated by this Agreement. In furtherance thereof, as promptly as reasonably practicable following the date of this Agreement, and except as provided on Schedule 7.2(b)(i): (i)(A) if the applicable Investment Advisory Arrangement expressly requires the written consent of investors to the assignment or deemed assignment of such Private Fund’s Investment Advisory Arrangement with the Company or any of its Subsidiaries, or (B) permits consent to be obtained by a Fund Negative Consent Notice (as defined below) and the Company or the applicable Subsidiary determines, in its discretion, that for commercial reasons it would be prudent or appropriate to obtain the written consent of one or more investors in such Private Fund to the assignment or deemed assignment of such Private Fund’s Investment Advisory Arrangement, then the Company shall, and shall cause its Subsidiaries to, as applicable, send a written notice, which shall be in form and substance reasonably satisfactory to Parent, to each investor in such Private Fund described in Clause (A) or such investors described in Clause (B) requesting the written consent of the investor to the assignment or deemed assignment of the Investment Advisory Arrangement and informing each investor in the Private Fund of the intention (X) to complete the transactions contemplated by this Agreement, which will result in an assignment or deemed assignment of the Investment Advisory Arrangement with the Private Fund, and (Y) to continue to provide the advisory services pursuant to the existing Investment Advisory Arrangement with such Private Fund after the Closing so long as a majority-in-interest (or such higher percentage as may be required under the applicable Investment Advisory Arrangement) of the investors provide (and do not withdraw) their consent to the assignment or deemed assignment of such Private Fund’s Investment

Advisory Arrangement; provided that any Private Fund described in Clause (A) shall be deemed a Non-Consenting Client unless and until a majority-in-interest (or such higher percentage as may be required under the applicable Investment Advisory Arrangement) of the investors provide (and have not withdrawn) their consent to the assignment or deemed assignment of such Private Fund’s Investment Advisory Arrangement, and any Private Fund described in Clause (B) shall be deemed a Non-Consenting Client unless and until a majority-in-interest (or such higher percentage as may be required under the applicable Investment Advisory Arrangement) of the investors shall be deemed in the aggregate to have provided (and not withdrawn) their consent to the assignment or deemed assignment of such Private Fund’s Investment Advisory Arrangement according to the method of consent (either written or negative) solicited; and (ii) for all Investment Advisory Arrangements with Private Funds not described in (i) above, and provided that the same is permitted pursuant to the applicable Investment Advisory Arrangement, the Company shall, and shall cause its Subsidiaries to, as applicable, send a written notice (the “Fund Negative Consent Notice”), which shall be in form and substance reasonably satisfactory to Parent, to each investor in the applicable Private Fund informing each investor: (A) of the transactions contemplated by this Agreement; (B) of the intention to complete the transactions contemplated by this Agreement, which will result in an assignment or deemed assignment of such Investment Advisory Arrangement; (C) of the intention of the Company or the applicable Subsidiary to continue to provide the advisory services pursuant to the existing Investment Advisory Arrangement with such Private Fund after the Closing so long as a majority-in-interest (or such higher percentage as may be required under the applicable Investment Advisory Arrangement) of the investors consent to the assignment; and (D) that the consent of such investor will be deemed to have been granted if such investor does not affirmatively object to such assignment within forty-five (45) days after the sending of the Fund Negative Consent Notice. Notwithstanding the foregoing, with respect to any Private Fund for which an Additional Private Fund Consent is required as set forth on Schedule 7.2(b)(ii) of the Company Disclosure Schedule, such Private Fund shall be deemed a Non-Consenting Client until such Additional Private Fund Consent has been obtained and remains in full force and effect at Closing.

(c) Public Funds.

(i) The Company shall, and shall cause its Investment Adviser Subsidiaries to, use their respective commercially reasonable efforts to, in accordance with applicable law, (A) as promptly as practicable after the date of this Agreement obtain the approval of each of the Public Fund Boards (“Public Fund Board Approval”) of the Public Fund Board Approval Items, and (B) request the Public Funds to obtain, as promptly as practicable following such approval of the Public Fund Boards, the necessary approval of the shareholders of each Public Fund (except if not required under manager-of-managers exemptive orders granted under the Investment Company Act by the SEC with respect to any Public Funds not sponsored by the Company or its Subsidiaries) (“Public Fund Shareholder Approval”) of the Public Fund Shareholder Approval Items.

(ii) As promptly as practicable following Public Fund Board Approval as described in Section 7.2(c)(i), the Company will, or will cause one of its Subsidiaries to (in coordination with the applicable Public Fund and under the general direction of the applicable Public Fund Board) (A) prepare and file proxy materials for the Public Fund shareholder meeting to approve the Public Fund Shareholder Approval Items as contemplated by Section 7.2(c)(i), (B) use commercially reasonable efforts to promptly clear all SEC comments, and (C) request such Public Fund Board to submit, as promptly as practicable following the mailing of the proxy materials, to the shareholders of such Public Fund for a vote at a shareholders meeting the proposal to approve the Public Fund Shareholder Approval Items. The Company shall provide Parent with drafts of the proxy materials (and any SEC comments thereto) on a timely basis and Parent shall have the right to review in advance of submission to the SEC the proxy materials (and any amendment or supplement thereto) to be furnished to the shareholders of any Public Fund and to (1) approve information or data that is provided by or on behalf of Parent or its Affiliates specifically for inclusion in such proxy materials, and (2) provide reasonable comments on such proxy materials which the Company (in coordination with the applicable Public Fund and under the general direction of the applicable Public Fund Board) will use commercially reasonable efforts to include therein.

(iii) As soon as possible following the date of this Agreement, the Company shall use its commercially reasonable efforts to cause each Public Fund then engaged in a public offering of its shares to (i) file supplements or amendments to its prospectus forming a part of its registration statement then currently in use, which supplements or amendments shall disclose the transactions contemplated hereby to the extent required by applicable law, and (ii) make any other filing necessary under any applicable law to satisfy in all material respects disclosure requirements in connection with the public distribution of the shares of that Public Fund. Parent shall have the right to provide reasonable comments on such materials to the same extent as provided in Section 7.2(c)(ii).

(iv) The Company agrees that the information provided by it or any of its Subsidiaries (or on their behalf) in writing specifically for inclusion in the proxy materials to be furnished to the shareholders of any Public Fund (other than information that is or will be provided by or on behalf of Parent or any other third party specifically for inclusion in such proxy materials) will not contain, as of the date of such proxy materials, any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Parent agrees that the information provided by it (or on its behalf) in writing specifically for inclusion in the proxy materials to be furnished to the shareholders of any Public Fund will not contain, as of the date of such proxy materials, any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(v) The parties agree that a Public Fund shall be deemed a Consenting Client for all purposes under this Agreement only if Public Fund Board Approval and Public Fund Shareholder Approval (unless such approval is not required as provided under Section 7.2(c)(i)(B)) has been obtained and is in full force and effect at the Closing for the Public Fund IAA Approval.

(d) In connection with obtaining the Client consents and other actions required by this Section 7.2, at all times prior to the Effective Time, the Company shall take reasonable steps to keep Parent promptly informed of the status of obtaining such Client consents and, upon Parent’s reasonable request, make available to Parent copies of all such executed Client consents and make available for Parent’s inspection the originals of such consents and any related materials and other records relating to the Client consent process. Without limiting the foregoing, in connection with obtaining the Client consents required under this Section 7.2, Parent shall have the right to review in advance of distribution any notices or other materials to be distributed by the Company or any of its Subsidiaries to Clients and shall have the right to have its reasonable comments reflected therein prior to distribution. Parent and the Company agree that in no event shall the Company or any Subsidiary thereof be required or authorized to offer or grant any material accommodation or material alteration of terms (financial or otherwise) in respect of any Client for the purpose of obtaining the Client consents contemplated by this Section 7.2.

Section 7.3. Section 15(f) of the Investment Company Act.

(a) Parent acknowledges that the Company has entered into this Agreement in reliance upon the benefits and protections provided by Section 15(f) of the Investment Company Act. In furtherance (and not limitation) of the foregoing, Parent shall, and shall cause its Subsidiaries to, use reasonable best efforts after the Effective Time to conduct its business to enable the following to be true regarding Section 15(f) of the Investment Company Act in relation to any Public Fund for which any Subsidiary of the Company provides investment advisory or sub-advisory services: (a) for a period of not less than three (3) years after the Effective Time (and provided the 75% standard for disinterested directors is in effect at the Closing), no more than 25% of the members of the board of directors or trustees of any Public Fund shall be “interested persons” (as defined in the Investment Company Act) of the Company, any Subsidiary, Parent or any of its Affiliates or any other investment adviser for such Public Fund, and (b) for a period of not less than two (2) years after the Effective Time, neither Parent nor any of its Affiliates shall impose an “unfair burden” (within the meaning of the Investment Company Act, including any interpretations or no-action letters of the SEC) on any such Public Fund as a result of the transactions contemplated by this Agreement or any express or implied terms, conditions or understandings applicable thereto.

(b) For a period of three (3) years after the Closing Date, Parent shall not engage, and shall cause its Affiliates not to engage, in any transaction that would constitute an “assignment” (as that term is defined under applicable provisions of the Investment Company Act and interpreted by the SEC) to a third party of any Investment Advisory Arrangement between Parent or any of its Affiliates and any Public Fund, without first using reasonable best efforts to obtain from the counterparty to such transaction a covenant in all material respects comparable to that contained in this Section 7.3.

Section 7.4. Access to Information.

Upon reasonable notice, the Company shall (and shall cause its respective Subsidiaries to) afford to Parent and its representatives (including any financing sources and their representatives) reasonable access during normal business hours, during the period prior to the Effective Time, to all its officers, employees, properties, offices, plants and other facilities and to all books and records, including financial statements, other financial data and monthly financial statements within the time such statements are customarily prepared, and, during such period, the Company shall (and shall cause its respective Subsidiaries to) furnish promptly to Parent and its representatives (including any financing sources and their representatives), consistent with its legal obligations, all other information concerning its business, properties and personnel as Parent may reasonably request; provided, however, that the Company may restrict the foregoing access to the extent that, in the Company’s reasonable judgment, (i) providing such access would result in the waiver of any attorney-client privilege, in the disclosure of any trade secrets of third parties or violate any of its obligations with respect to confidentiality if the Company shall have used all reasonable efforts to obtain the consent of such third party to such access, or (ii) any law, treaty, rule or regulation of any Governmental Entity applicable to the Company requires the Company or its Subsidiaries to preclude the other party and its representatives from gaining access to any properties or information, provided, further, that the Company will inform Parent of the general nature of the document or information being withheld and reasonably cooperate with Parent to provide such document or information in a manner that would not result in violation of law or the loss or waiver of such privilege. No investigation by Parent or its representatives shall affect or be deemed to modify or waive the representations and warranties of the Company set forth in this Agreement. Parent will hold any such information that is non-public in confidence to the extent required by, and in accordance with, the provisions of that certain agreement, dated June 27, 2019 (the “Confidentiality Agreement”), between the Company and Parent.

Section 7.5. Efforts.

(a) Subject to the terms and conditions of this Agreement, each party will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the Merger and the other transactions contemplated by this Agreement as soon as practicable after the date of this Agreement, including, without limitation, (i) preparing and filing, in consultation with the other party and as promptly as practicable and advisable after the date of this Agreement, all documentation to effect all necessary applications, notices, petitions, filings, and other documents and to obtain as promptly as practicable all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits, and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity, including but not limited to, FINRA, the NFA, the Financial Conduct Authority in the UK, the European Commission, Central Bank of Ireland, and the Japanese Financial Services Agency in order to consummate the Merger or any of the other transactions contemplated by this Agreement and (ii) taking all steps as may be necessary to obtain all such waiting period expirations or terminations, consents, clearances, waivers, licenses, registrations, permits, authorizations, orders and approvals. In furtherance and not in limitation of the foregoing, each party hereto agrees to (w) make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated hereby as promptly as practicable, and in any event within fifteen (15) Business Days after the execution of this Agreement, (x) make any filings in connection with any

Regulatory Approvals as promptly as practicable, (y) supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act or by any Governmental Entity under any Regulatory Law, and (z) take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act or obtain all Regulatory Approvals as soon as practicable. For the avoidance of doubt, Parent shall be responsible for the payment of all filing fees payable to any Governmental Entity.

(b) Each of Parent and the Company shall, in connection with the efforts referenced in Section 7.5(a) to obtain all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits, and authorizations for the transactions contemplated by this Agreement under the HSR Act or any other Regulatory Law (as defined below), (i) cooperate in all respects and consult with each other in connection with any communication, filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party, including by allowing the other party and/or its counsel to have a reasonable opportunity to review in advance and comment on drafts of any communications, filings and submissions (and documents submitted therewith); (ii) promptly inform the other party of any communication received by such party from, or given by such party to, the Antitrust Division of the Department of Justice (the “DOJ”), the Federal Trade Commission (the “FTC”), any other Governmental Entity or, in connection with any proceeding by a private party, with any other person, including by promptly providing copies to the other party of any such written communications, and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated by this Agreement; and (iii) permit the other party to review any communication it gives to, and consult with each other in advance of any meeting, substantive telephone call, or conference with the DOJ, the FTC, or such other Governmental Entity or other person, and to the extent permitted by the DOJ, the FTC, or any other applicable Governmental Entity or other Person, give the other party and/or its counsel the opportunity to attend and participate in such meetings, substantive telephone calls and conferences, provided, however, that materials may be redacted (x) to remove references concerning the valuation of Parent, the Company or any of their Subsidiaries, (y) as necessary to comply with contractual arrangements, and (z) as necessary to address reasonable privilege or confidentiality concerns. Parent and the Company may, as each deems advisable and necessary, reasonably designate any competitively sensitive material to be provided to the other under this Section 7.5(b) as “Antitrust Counsel Only Material.” Such materials and the information contained therein shall be given only to the outside counsel of the recipient and will not be disclosed by such outside counsel to employees, officers or directors of the recipient unless express permission is obtained in advance from the source of the materials (Parent or the Company, as the case may be) or its legal counsel. For purposes of this Agreement, “Regulatory Law” means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, the EU Merger Regulation and all other national, federal or state, domestic or foreign, if any, statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or affecting competition or market conditions through merger, acquisition or other transaction and laws relating to change of control or other approvals required from any Governmental Entity for completion of the transactions contemplated by this Agreement.

(c) In furtherance and not in limitation of the covenants of the parties contained in Section 7.5(a) and Section 7.5(b), Parent shall use its best efforts to resolve objections, if any, as may be asserted with respect to the transactions contemplated by this Agreement under any Regulatory Law. For the purposes of this Section 7.5, “best efforts” shall include taking any and all actions necessary to obtain the Consents or waiting period expirations of any Governmental Entity required to consummate the Merger as expeditiously as possible and, in any event, prior to the Termination Date, including promptly (i) proposing, negotiating, committing to, effecting and agreeing to, by consent decree, hold separate order, or otherwise, the sale, divestiture, license, hold separate, and other disposition of the businesses, assets, products or equity interests of the Company or its Subsidiaries or any of Parent’s or its Subsidiaries’ other businesses, assets, products or equity interests now owned or hereafter acquired by Parent, (ii) creating, terminating, or amending any existing relationships, ventures, contractual rights or obligations of Parent, the Company or their respective Subsidiaries, (iii) otherwise taking or committing to any action that would limit Parent’s freedom of action with respect to, or its ability to retain or hold, directly or indirectly, any businesses, assets, products or equity interests of Parent or the Company (including any of their respective Subsidiaries) and (iv) making, or causing any Subsidiaries to make, any commitment, or committing to (or causing any Subsidiaries to commit to) make any commitment (to any Governmental Entity or otherwise) regarding the future operations of Parent or the Company (including any of their respective Subsidiaries) (the “Regulatory Actions”). Nothing in this Section 7.5 shall require Parent, the Company or their respective Subsidiaries to take or agree to take any action with respect to its business or operations unless the effectiveness of such agreement or action is conditioned upon consummation of the Closing. Subject to the obligations to cooperate and consult in Section 7.5(b), the Parent shall, on behalf of the parties, be entitled to direct, control and lead all communications, discussions, negotiations and strategy, including with respect to any Regulatory Action or any governmental consent, waiver, authorization or approval which the Parent may seek to obtain in accordance with the provisions hereof and the Company shall take all reasonable actions (at the direction of the Parent) to support the Parent with respect to the process and strategy for pursuing any such Regulatory Actions and obtaining such governmental consents, waivers, authorizations or approvals.

(d) Each of Parent and the Company shall use its reasonable best efforts to obtain the expiration or termination of all waiting periods and all consents, waivers, authorizations and approvals of all third parties, including Governmental Entities (except those contemplated by Section 7.5(b), which shall be governed by that Section), necessary, proper or advisable for the consummation of the transactions contemplated by this Agreement and to provide any notices to third parties required to be provided prior to the Effective Time; provided that, without the prior written consent of Parent, the Company shall not incur any significant expense or liability, enter into any significant new commitment or agreement or agree to any significant modification to any contractual arrangement to obtain such consents or certificates in each case, that would have a material adverse effect on the business or operations of the Company and its Subsidiaries, taken as a whole.

Section 7.6. Acquisition Proposals.

(a) Except as otherwise expressly permitted by this Section 7.6, none of the Company or any of its Subsidiaries shall, nor shall (directly or indirectly) the Company authorize or permit any of its or their controlled Affiliates, officers, directors, representatives, advisors or other intermediaries or Subsidiaries to: (i) solicit, initiate or knowingly encourage the submission of inquiries, proposals or offers from any Person (other than Parent) relating to any Company Acquisition Proposal, or agree to or endorse any Company Acquisition Proposal; (ii) enter into any agreement to (x) consummate any Company Acquisition Proposal, (y) approve or endorse any Company Acquisition Proposal or (z) in connection with any Company Acquisition Proposal, require the Company to abandon, terminate or fail to consummate the Merger; (iii) enter into or participate in any discussions or negotiations in connection with any Company Acquisition Proposal or inquiry with respect to any Company Acquisition Proposal, or furnish to any Person any non-public information with respect to its business, properties or assets in connection with any Company Acquisition Proposal; or (iv) agree or resolve to take, or take, any of the actions prohibited by clause (i), (ii) or (iii) of this sentence. The Company shall immediately cease, and cause its representatives, advisors and other intermediaries to immediately cease, any and all existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing. The Company shall promptly inform its financial advisors of the Company’s obligations under this Section 7.6. Any violation of this Section 7.6 by any financial advisor of the Company shall be deemed to be a breach of this Section 7.6 by the Company. For purposes of this Section 7.6, the term “Person” means any person, corporation, entity or “group,” as defined in Section 13(d) of the Exchange Act, other than Parent or any Subsidiaries of Parent.

“Company Acquisition Proposal” means any offer or proposal for a merger, reorganization, recapitalization, consolidation, share exchange, business combination or other similar transaction involving the Company or any of its Subsidiaries or any proposal or offer to acquire, directly or indirectly, securities representing more than 20% of the voting power of the Company or more than 20% of the assets of the Company and its Subsidiaries taken as a whole, other than the Merger contemplated by this Agreement.

(b) Notwithstanding the foregoing, the Board of Directors of the Company, directly or indirectly through Affiliates, directors, officers, employees, representatives, advisors or other intermediaries, may, prior to the Company Stockholders Meeting, (i) comply with Rule 14d-9 and Rule 14e-2 promulgated under the Exchange Act with regard to any Company Acquisition Proposal, so long as any such compliance recommends against any Company Acquisition Proposal and reaffirms its recommendation of the transactions contemplated by this Agreement, except to the extent such action is permitted by Section 7.6(c), or issue a “stop, look and listen” statement, (ii) engage in negotiations or discussions with any Person (and its representatives, advisors and intermediaries) that has made an unsolicited bona fide written Company Acquisition Proposal not resulting from or arising out of a material breach of Section 7.6(a), and/or (iii) furnish to such Person information relating to the Company or any of its Subsidiaries pursuant to a confidentiality agreement with confidentiality provisions that are no less favorable to the Company than those contained in the Confidentiality Agreement (it being understood that such confidentiality agreement need not contain standstill provisions) and to the extent nonpublic information that has not been made available to Parent is made available to such Person, make available or furnish such nonpublic information to Parent substantially concurrent with the time it is provided to such Person; provided that the Board of Directors of the Company shall be permitted to take an action described in the foregoing clause (ii) or (iii) if, and only if, prior to taking such particular action, the Board of Directors of the Company has determined in good faith after consultation with its financial advisors and outside legal counsel that such Company Acquisition Proposal constitutes or would reasonably be expected to result in, a Company Superior Proposal.

“Company Superior Proposal” means any proposal (on its most recently amended or modified terms, if amended or modified) made by a third party that is not affiliated with the Company to enter into any transaction involving a Company Acquisition Proposal that the Board of Directors of the Company determines in its good faith judgment (after consultation with the Company’s financial advisors and outside legal counsel) would be more favorable to the Company’s stockholders than this Agreement, and the Merger, taking into account all terms and conditions of such transaction (including any breakup fees, expense reimbursement provisions and financial terms) and the anticipated timing and prospects for completion of such transaction, including the prospects for obtaining regulatory approvals and financing, and any third-party approvals, except that the reference to “20%” in the definition of “Company Acquisition Proposal” shall be deemed to be a reference to “80%”. Reference to “this Agreement”, and “the Merger” in this paragraph shall be deemed to include any proposed alteration of the terms of this Agreement or the Merger that are agreed to by Parent pursuant to Section 7.6(d).

(c) Except as provided below, at any time prior to the receipt of the Required Company Vote, the Company’s Board of Directors shall not (1) withdraw, modify or amend in any manner adverse to Parent its approval or recommendation of this Agreement or the Merger or (2) approve or recommend any Company Acquisition Proposal ((1) or (2) a “Company Change in Recommendation”). Notwithstanding the foregoing, the Company’s Board of Directors (x) may make a Company Change in Recommendation (i) in response to a Company Intervening Event, or (ii) following receipt of an unsolicited bona fide written Company Acquisition Proposal that did not result from or arise out of a material breach of this Section 7.6 and which the Company’s Board of Directors determines in good faith, in consultation with its financial advisors and outside legal counsel, is a Company Superior Proposal, in each case, if and only if, the Company’s Board of Directors has determined in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to take such action would be inconsistent with the fiduciary duties or standard of conduct required of the Company’s Board of Directors under applicable law and the Company complies with Section 7.6(d) or (y) following receipt of a bona fide written Company Acquisition Proposal which the Company’s Board of Directors determines in good faith, in consultation with its financial advisors and outside legal counsel, is a Company Superior Proposal, may terminate this Agreement for the purpose of entering into a definitive acquisition agreement, merger agreement or similar definitive agreement (a “Company Alternative Acquisition Agreement”) with respect to such Company Superior Proposal, if, and only if, the Company’s Board of Directors has determined in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to take such action would be inconsistent with the fiduciary duties or standards of conduct of the Company’s Board of Directors under applicable law and the Company complies with Section 7.6(d), and concurrently with entering into a Company Alternative Acquisition Agreement with respect to such Company Superior Proposal, the Company terminates this Agreement in accordance with the provisions of Section 9.1(f).

(d) Prior to the Company taking any action permitted (i) under Section 7.6(c)(x)(i), the Company shall provide Parent with four (4) Business Days’ prior written notice advising Parent it intends to effect a Company Change in Recommendation and specifying, in reasonable detail, the reasons therefor and, during such four (4) Business Day period, if requested by Parent, the Company shall engage in good faith negotiations with Parent to amend the terms of this Agreement in a manner that would make the failure to effect a Company Change in Recommendation no longer inconsistent with the fiduciary duties or standards of conduct of the Company’s Board of Directors under applicable law or (ii) under Section 7.6(c)(x)(ii) or Section 7.6(c)(y) the Company shall provide Parent with four (4) Business Days’ prior written notice (it being understood and agreed that any material amendment to the amount or form of consideration payable in connection with the applicable Company Acquisition Proposal shall require a new notice and an additional two (2) Business Day period) advising Parent that the Company’s Board of Directors intends to take such action, and specifying the material terms and conditions of the Company Superior Proposal, and the Company shall, during such four (4) Business Day period (or subsequent two (2) Business Day period), negotiate in good faith with Parent to make such adjustments to the terms and conditions of this Agreement such that such Company Acquisition Proposal would no longer constitute a Company Superior Proposal.

(e) The Company shall notify Parent promptly (but in any event within 24 hours) after receipt or occurrence of (i) any Company Acquisition Proposal, (ii) any proposals, discussions, negotiations or inquiries that would reasonably be expected to lead to a Company Acquisition Proposal, and (iii) the material terms and conditions of any such Company Acquisition Proposal and the identity of the Person making any such Company Acquisition Proposal or with whom such discussions or negotiations are taking place, in each case, if such request for information, inquiry, proposal or discussions or negotiations would reasonably be expected to lead to a Company Acquisition Proposal. In addition, the Company shall promptly (but in any event within 24 hours) after the receipt thereof, provide to Parent copies of any written documentation material to understanding such Company Acquisition Proposal which is received by the Company from the Person (or from any representatives, advisors or agents of such Person) making such Company Acquisition Proposal or with whom discussions or negotiations would reasonably be expected to lead to a Company Acquisition Proposal. The Company shall not, and shall cause each of its Subsidiaries not to, terminate, waive, amend or modify any provision of any existing standstill or confidentiality agreement to which it or any of its Subsidiaries is a party, and the Company shall, and shall cause its Subsidiaries to, enforce the provisions of any such agreement; provided, however, that, the Company may waive any such provision to the extent necessary to allow a Person to privately make a Company Acquisition Proposal to the Board of Directors of the Company as permitted under this Section 7.6. The Company shall keep Parent reasonably informed of the status and material details (including any amendments or proposed amendments) of any such Company Acquisition Proposal and keep Parent reasonably informed as to the material details of any information requested of or provided by the Company and as to the material details of all discussions or negotiations with respect to any such Company Acquisition Proposal and shall provide to Parent within 24 hours after receipt thereof all copies of any other documentation material to understanding such Company Acquisition Proposal (as determined by the Company in good faith) received by the Company from the Person (or from any representatives, advisors or agents of such Person) making such Company Acquisition Proposal or with whom such discussions or negotiations are taking place. The Company shall promptly provide to Parent any material non-public information concerning the Company provided to any other Person in connection with any Company Acquisition Proposal that was not previously provided to Parent. The Board of Directors of the Company shall promptly consider in good faith (in consultation with its outside legal counsel and financial advisors) any proposed alteration of the terms of this Agreement or the Merger proposed by Parent in response to any Company Acquisition Proposal. The Company shall not take any action to exempt any Person from the restrictions on “business combinations” contained in any applicable law or otherwise cause such restrictions not to apply.

Section 7.7. Stockholder Litigation. Each of the Company and Parent shall keep the other party hereto informed of, and cooperate with such party in connection with, any stockholder litigation or claim against such party and/or its directors or officers relating to the Merger or the other transactions contemplated by this Agreement; provided, however, that no settlement in connection with such stockholder litigation shall be agreed to without Parent’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

Section 7.8. Maintenance of Insurance. The Company will use commercially reasonable efforts to maintain in full force and effect through the Closing Date all material insurance policies applicable to the Company and its Subsidiaries and their respective properties and assets in effect on the date of this Agreement.

Section 7.9. Public Announcements. Each of the Company, Parent and Merger Sub agrees that no public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior written consent of the Company and Parent (which consent shall not be unreasonably withheld or delayed), except (a) with respect to any Company Change in Recommendation made in accordance with the terms of this Agreement, (b) in connection with any Company Superior Proposal, (c) with respect to any public statement regarding the transactions contemplated by this Agreement in response to questions from the press, analysts, investors or those attending industry conferences, so long as such statements are consistent with previous press releases, public disclosures or public statements made jointly by the parties and otherwise in compliance with this Section 7.9 and do not reveal material nonpublic information regarding the transactions contemplated by this Agreement, or (d) as may be required by law or the rules or regulations of any applicable United States securities exchange, in which case the party required to make the release or announcement shall use its commercially reasonable efforts to allow each other party reasonable time to comment on such release or announcement in advance of such issuance, it being understood that the final form and content of any such release or announcement, to the extent so required, shall be at the final discretion of the disclosing party; provided, that the foregoing shall not apply to any public release or announcement so long as the statements contained therein concerning the transactions contemplated hereby are substantially similar to previous releases or announcements made by the applicable party with respect to which such party has complied with the provisions of this sentence.

Section 7.10. No Rights Plan. From the date of this Agreement through the earlier of termination of this Agreement and the Effective Time, the Company will not adopt, approve, or agree to adopt, a rights plan, “poison-pill” or other similar agreement or arrangement or any anti-takeover provision in the Company Organizational Documents that is, or at the Effective Time shall be, applicable to the Company, the Company Common Stock, the Merger or the other transactions contemplated by this Agreement.

Section 7.11. Section 16 Matters. Prior to the Effective Time, the Company shall take such steps as may be reasonably necessary or advisable to cause dispositions of Company Common Stock and derivative securities with respect to Company Common Stock pursuant to the transactions contemplated by this Agreement by each individual who is or may be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company immediately prior to the Effective Time to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 7.12. CFTC Notices. If required by applicable law, on or before the Closing, (i) the Company shall cause any Company Commodity Subsidiary to reaffirm all CFTC Rule 4.13(a)(3) notices of exemption it continues to rely on, if any, filed with respect to any Private Fund; and (ii) the Company shall use commercially reasonable efforts to cause the Public Funds to reaffirm all CFTC Rule 4.5 notices of exclusion filed with respect to the Public Funds that they continue to rely on.

ARTICLE VIII.

CONDITIONS PRECEDENT

Section 8.1. Conditions to Each Party’s Obligation to Effect the Merger. The obligations of the Company, Parent and Merger Sub to effect the Merger are subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

(a) Company Stockholder Approval. The Company shall have obtained the Required Company Vote in connection with the approval of the Merger and the other transactions contemplated by this Agreement by the stockholders of the Company.

(b) No Injunctions or Restraints, Illegality. No statute, rule, regulation, executive order, decree or ruling, shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a court or other Governmental Entity of competent jurisdiction shall be in effect, having the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger; provided, however, that the provisions of this Section 8.1(b) shall not be available to any party whose failure to fulfill its obligations pursuant to Section 7.5 shall have been the cause of, or shall have resulted in, such order or injunction.

(c) HSR Act. The waiting period (and any extension thereof) under the HSR Act and any commitments by the parties to any Governmental Entity not to close before a certain date under a timing agreement entered into with the DOJ, FTC or other applicable Governmental Entity applicable to the Merger and the other transactions contemplated pursuant to this Agreement shall have been terminated or shall have expired.

(d) Regulatory Approvals. All applicable waiting periods (or extensions thereof) or consents, non-objections or approvals relating to the Merger under the applicable laws of the jurisdictions or Governmental Entities set forth in Schedule 8.1(d) (the “Regulatory Approvals”) shall have expired, been terminated or received and be in full force and effect (as applicable).

Section 8.2. Additional Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger are subject to the satisfaction, or waiver by Parent, on or prior to the Closing Date, of the following additional conditions:

(a) Representations and Warranties. (i) The representations and warranties of the Company contained in Section 3.1(a) (Organization), Section 3.5 (Authorization and Validity of Agreement), Section 3.24 (No Brokers), Section 3.25 (State Takeover Statutes), Section 3.26 (Opinion of Financial Advisor), Section 3.30 (Affiliated Companies), and the representation and warranty in Section 3.6(d) (Capitalization and Related Matters) solely with respect to each Affiliated Company shall be true and correct in all material respects, in each case both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), (ii) the representations and warranties of the Company contained in Sections 3.6(a), 3.6(b) and 3.6(c) (Capitalization and Related Matters) shall be true and correct in all respects (except for such inaccuracies as are de minimis in the aggregate), in each case both when made and at and as of the Closing Date, as if made at and as of such date (except to the extent expressly made as of an earlier date, in which case as of such date), (iii) the representations and warranties of the Company contained in Section 3.9(a) (Absence of Certain Changes or Events), Section 3.27 (Board Approval) and Section 3.28 (Vote Required) shall be true and correct in all respects both when made and at and as of the Closing Date, and (iv) all other representations and warranties of the Company set forth in this Agreement shall be true and correct both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except, in the case of this clause (iv), where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” set forth therein) does not have, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Parent shall have received a certificate of an executive officer of the Company to such effect.

(b) Performance of Obligations of the Company. The Company shall have performed in all material respects and complied in all material respects with all agreements and covenants required to be performed or complied with by it under this Agreement at or prior to the Closing Date. Parent shall have received a certificate of an executive officer of the Company to such effect.

(c) Client Consent Percentage. The Client Consent Percentage shall be at least 75% and Parent shall have received a certificate of an executive officer of the Company to such effect.

Section 8.3. Additional Conditions to Obligations of the Company. The obligations of the Company to effect the Merger are subject to the satisfaction of, or waiver by, the Company, on or prior to the Closing Date of the following additional conditions:

(a) Representations and Warranties. (i) The representations and warranties of Parent and Merger Sub contained in Section 4.1 (Organization), Section 4.4 (Authorization and Validity of Agreement), and Section 4.7 (No Brokers) shall be true and correct in all material respects, in each case both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), (ii) the representations and warranties of Parent contained in Sections 4.5 (Capitalization of Merger Sub) shall be true and correct in all respects (except for such inaccuracies as are de minimis in the aggregate), in each case both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), (iii) the representations and warranties of Parent and Merger Sub contained in Section 4.9 (Board Approval) shall be true and correct in all respects both when made and at and as of the Closing Date, and (iv) all other representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except in the case of this clause (iv), where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “Parent Material Adverse Effect” set forth therein) does not have, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. The Company shall have received a certificate of an executive officer of Parent to such effect.

(b) Performance of Obligations of Parent. Parent shall have performed in all material respects and complied in all material respects with all agreements and covenants required to be performed or complied with by it under this Agreement at or prior to the Closing Date. The Company shall have received a certificate of an executive officer of Parent to such effect.

ARTICLE IX.

TERMINATION

Section 9.1. Termination. This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time, by action taken or authorized by the Board of Directors of the terminating party or parties, and except as provided below, whether before or after approval of the matters presented in connection with the Merger by the stockholders of the Company:

(a) By mutual written consent of Parent and the Company, by action of their respective Boards of Directors;

(b) By either the Company or Parent if the Effective Time shall not have occurred on or before February 17, 2021, (the “Termination Date”); provided, however, that the right to terminate this Agreement under this Section 9.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the primary cause of the failure of the Effective Time to occur on or before the Termination Date and such action or failure to perform constitutes a breach of this Agreement;

(c) By either the Company or Parent if any Governmental Entity shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting or making illegal the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable; provided that the party hereto seeking to terminate this Agreement pursuant to this Section 9.1(c) shall have used the level of efforts to remove such restraint or prohibition as required by this Agreement; and provided, further, that the right to terminate this Agreement pursuant to this Section 9.1(c) shall not be available to any party hereto whose breach of any provision of this Agreement results in the imposition of such order, decree or ruling or the failure of such order, decree or ruling to be resisted, resolved or lifted;

(d) By either the Company or Parent if the approval by the stockholders of the Company required for the consummation of the Merger shall not have been obtained by reason of the failure to obtain the Required Company Vote at the Company Stockholders Meeting (or any adjournment or postponement thereof);

(e) By Parent (i) prior to the Company Stockholders Meeting, if there shall have been a Company Change in Recommendation or the Board of Directors of the Company shall have approved or recommended a Company Acquisition Proposal (or the Board of Directors of the Company resolves to do any of the foregoing), whether or not permitted by Section 7.6, (ii) if the Company shall fail to call or hold the Company Stockholders Meeting in violation of Section 7.1(c); or (iii) if the Company shall have committed an Intentional Breach of any of its material obligations under Section 7.6;

(f) By the Company, pursuant to Section 7.6(c), subject to compliance with the applicable provisions of Section 7.6(c), Section 7.6(d), Section 7.6(e) and Section 9.2(d);

(g) By the Company if there shall have been a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub contained in this Agreement such that the conditions set forth in Section 8.3(a) or Section 8.3(b) would not be satisfied and (i) such breach is not curable or (ii) (other than an Intentional Breach of Parent’s obligations under Article I) if such breach is curable, such breach shall not have been cured prior to the earlier of (A) 30 days following notice of such breach and (B) the Termination Date; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 9.1(g) if the Company is then in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement; or

(h) By Parent if there shall have been a breach of any representation, warranty, covenant or agreement on the part of the Company contained in this Agreement such that the conditions set forth in Section 8.2(a) or Section 8.2(b) would not be satisfied and (i) such breach is not curable or (ii) if such breach is curable, such breach shall not have been cured prior to the earlier of (A) 30 days following notice of such breach and (B) the Termination Date; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 9.1(h) if Parent or Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement.

Section 9.2. Effect of Termination.

(a) In the event of termination of this Agreement by either the Company or Parent as provided in Section 9.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Parent or the Company or their respective officers or directors except with respect to Section 5.1(c), this Section 9.2 and Article X; provided that, except as set forth in the following sentence, termination of this Agreement shall not relieve any party from any liability or damages incurred or suffered by a party to the extent such liability or damages were the result of, fraud or any Intentional Breach of any covenant or agreement in this Agreement occurring prior to termination (in each case, which may be pursued only by the party through actions expressly approved by the party’s Board of Directors, as applicable). Each party agrees that notwithstanding anything in this Agreement to the contrary, in the event that the Consent Termination Fee is paid to the Company in accordance with this Agreement, the payment of such fee shall be the sole and exclusive remedy of the Company, its Subsidiaries, stockholders, Affiliates and representatives against Parent or any of its representatives or Affiliates for, and in no event will the Company or any other such Person seek to recover any money damages or seek any other remedy with respect to, any loss suffered, directly or indirectly, as a result of (i) the failure of the Merger to be consummated, (ii) the termination of this Agreement or (iii) any liabilities or obligations arising under this Agreement.

(b) If Parent shall terminate this Agreement pursuant to Section 9.1(e), then the Company shall pay to Parent, not later than two (2) Business Days following such termination, an amount in cash equal to $115,000,000 (the “Company Termination Fee”).

(c) If (i) the Company or Parent shall terminate this Agreement pursuant to Section 9.1(b) or Section 9.1(d), (ii) at or prior to the time of the Company Stockholders Meeting there shall have been publicly disclosed or announced and not withdrawn prior to the Company Stockholders Meeting a bona fide written Company Acquisition Proposal and (iii) within twelve (12) months following the termination of this Agreement, the Company enters into a definitive agreement with respect to, or consummates, a Company Acquisition Proposal, then the Company shall pay to Parent, not later than two (2) Business Days after the execution of the definitive agreement or consummation of the transaction, as applicable, the Company Termination Fee.

(d) If the Company shall terminate this Agreement pursuant to Section 9.1(f), then the Company shall pay, or cause to be paid, to Parent the Company Termination Fee contemporaneously with such termination.

(e) If (i) Parent shall terminate this Agreement pursuant to Section 9.1(b) and (ii) on the date of such termination all the conditions set forth in Section 8.1 and Section 8.2 (other than Section 8.2(c)) have been satisfied (other than those conditions that by their nature are to be satisfied on the Closing provided that those conditions were reasonably likely to be satisfied at Closing assuming that the Closing Date were the date of such termination), then Parent shall pay to the Company, not later than two (2) Business Days after the termination of this Agreement, an amount in cash equal to $115,000,000 (the “Consent Termination Fee”).

(f) All payments under this Section 9.2 by (i) the Company shall be made by wire transfer of immediately available funds to an account designated by Parent, and (ii) Parent shall be made by wire transfer of immediately available funds to an account designated by the Company.

(g) For purposes of this Section 9.2, the term “Company Acquisition Proposal” shall have the meaning assigned to such term in Section 7.6(a), except that the reference to “more than twenty (20%) percent” in the definition of “Company Acquisition Proposal” shall be deemed to be a reference to “more than fifty (50%) percent”.

(h) The Company acknowledges that the agreements contained in this Section 9.2 are an integral part of the transactions contemplated by this Agreement and are not a penalty, and that, without these agreements, Parent would not enter into this Agreement. If the Company fails to pay promptly the amounts due pursuant to this Section 9.2, the Company will also pay to Parent Parent’s reasonable costs and expenses (including legal fees and expenses) in connection with any action, including the filing of any lawsuit or other legal action, taken to collect payment, together with interest on the unpaid amount under this Section 9.2, accruing from its due date, at an interest rate per annum equal to two percentage points in excess of the prime commercial lending rate quoted by The Wall Street Journal. Any change in the interest rate hereunder resulting from a change in such prime rate will be effective at the beginning of the date of such change in such prime rate. For the avoidance of doubt, in no event shall the Company be required to pay or cause to be paid under this Section 9.2 the Company Termination Fee more than once.

(i) Parent acknowledges that the agreements contained in this Section 9.2 are an integral part of the transactions contemplated by this Agreement and are not a penalty, and that, without these agreements, the Company would not enter into this Agreement. If Parent fails to pay promptly the amounts due pursuant to this Section 9.2, Parent will also pay to the Company the Company’s reasonable costs and expenses (including legal fees and expenses) in connection with any action, including the filing of any lawsuit or other legal action, taken to collect payment, together with interest on the unpaid amount under this Section 9.2, accruing from its due date, at an interest rate per annum equal to two percentage points in excess of the prime commercial lending rate quoted by The Wall Street Journal. Any change in the interest rate hereunder resulting from a change in such prime rate will be effective at the beginning of the date of such change in such prime rate. For the avoidance of doubt, in no event shall Parent be required to pay or cause to be paid under this Section 9.2 the Consent Termination Fee more than once.

Section 9.3. Amendment. This Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Merger by the stockholders of the Company, but, after any such approval, no amendment shall be made which by law requires further approval by such stockholders or which reduces the Merger Consideration or adversely affects the holders of Company Common Stock, without approval by such holders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

Section 9.4. Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Boards of Directors, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

ARTICLE X.

MISCELLANEOUS

Section 10.1. Non-Survival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and other agreements in this Agreement or in any instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants and other agreements, shall survive the Effective Time, except for those covenants and agreements contained herein and therein that by their terms apply or are to be performed in whole or in part after the Effective Time and this Article X, including but not limited to covenants and agreements of Parent contained in Section 6.3.

Section 10.2. Disclosure Schedules.

(a) The inclusion of any information in the Disclosure Schedules accompanying this Agreement will not be deemed an admission or acknowledgment, in and of itself, solely by virtue of the inclusion of such information in such Disclosure Schedule, that such information is required to be listed in such Disclosure Schedule or that such information is material to any party or the conduct of the business of any party.

(b) Any item set forth in the Disclosure Schedules with respect to a particular representation, warranty or covenant contained in the Agreement will be deemed to be disclosed with respect to all other applicable representations, warranties and covenants contained in the Agreement to the extent any description of facts regarding the event, item or matter is disclosed in such a way as to make readily apparent from such description or specified in such disclosure that such item is applicable to such other representations, warranties or covenants whether or not such item is so numbered.

Section 10.3. Successors and Assigns. No party hereto shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other parties hereto and any such attempted assignment without such prior written consent shall be void and of no force and effect. This Agreement shall inure to the benefit of and shall be binding upon the successors and permitted assigns of the parties hereto.

Section 10.4. Governing Law; Jurisdiction; Specific Performance.

(a) This Agreement shall be construed, performed and enforced in accordance with, and governed by, the laws of the State of Delaware (other than with respect to issues relating to the Merger, duties or standard of conduct of directors of the Company, general corporation law and any other provisions herein that are required to be governed by the MGCL). Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party(ies) hereto or its successors or assigns shall be brought and determined exclusively in the Delaware Court of Chancery, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the U.S. District Court for the District of Delaware.

(b) EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE PERFORMANCE THEREOF. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.4(b).

(c) The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that any defense in any action for specific performance that a remedy at law would be adequate is hereby waived. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement (in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative, except, in each case, as may be limited by Section 9.2). Any requirements for the securing or posting of any bond with such remedy are waived.

Section 10.5. Expenses. All fees and expenses incurred in connection with the Merger including, without limitation, all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties incurred by a party in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the transactions contemplated hereby and thereby, shall be the obligation of the respective party incurring such fees and expenses, except (a) Parent and the Company shall each bear and pay one-half of the expenses incurred in connection with the filing, printing and mailing of the Proxy Statement and (b) as provided in Section 5.1(c) and Section 7.5(a).

Section 10.6. Severability; Construction.

(a) In the event that any part of this Agreement is declared by any court or other judicial or administrative body to be null, void or unenforceable, said provision shall survive to the extent it is not so declared, and all of the other provisions of this Agreement shall remain in full force and effect.

(b) The parties have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement.

Section 10.7. Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given; (ii) on the date sent by E-mail (with a confirming copy sent by Federal Express or similar overnight courier); or (iii) on the day after delivery to Federal Express or similar overnight courier or the Express Mail service maintained by the United States Postal Service and properly addressed, to the party as follows:

If to the Company:

Legg Mason, Inc.

100 International Drive

Baltimore, MD 21202

E-mail: tcmerchant@LeggMason.com

Attn: Office of the General Counsel

Copy to (such copy not to constitute notice):

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

E-mail: frederick.green@weil.com; sachin.kohli@weil.com

Attn: Frederick Green

Sachin Kohli

If to Parent or Merger Sub:

Franklin Resources, Inc.

One Franklin Parkway

San Mateo, CA 94403

E-mail: Craig.Tyle@FranklinTempleton.com

Attn: Craig S. Tyle, Executive Vice President and General Counsel

Copy to (such copy not to constitute notice):

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

E-mail: dboston@willkie.com; lacker@willkie.com

Attn: David K. Boston

Laura H. Acker

Any party may change its address for the purpose of this Section 10.7 by giving the other party written notice of its new address in the manner set forth above.

Section 10.8. Entire Agreement. This Agreement and the Confidentiality Agreement contain the entire understanding among the parties hereto with respect to the transactions contemplated hereby and supersede and replace all prior and contemporaneous agreements and understandings, oral or written, with regard to such transactions. All Exhibits and Schedules hereto and any documents and instruments delivered pursuant to any provision hereof are expressly made a part of this Agreement as fully as though completely set forth herein.

Section 10.9. Parties in Interest. Except for (i) the rights of the Company stockholders to receive the Merger Consideration (following the Effective Time) in accordance with the terms of this Agreement (of which the stockholders are the intended beneficiaries following the Effective Time), and (ii) the rights to continued indemnification and insurance pursuant to Section 6.3 (of which, in each case, the Persons entitled to indemnification or insurance, as the case may be, are the intended beneficiaries), nothing in this Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any Persons other than the parties hereto and their respective successors and permitted assigns; provided, that, nothing in this Section 10.9 shall limit the right of Parent or the Company to seek damages as contemplated by Section 9.2. Nothing in this Agreement is intended to relieve or discharge the obligations or liability of any third Persons to the Company or Parent. No provision of this Agreement shall give any third parties any right of subrogation or action over or against the Company or Parent.

Section 10.10. Section and Paragraph Headings. The section and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

Section 10.11. Counterparts. This Agreement may be executed in counterparts, (including by facsimile or other electronic transmission) each of which shall be deemed an original, but all of which shall constitute the same instrument.

Section 10.12. Definitions. As used in this Agreement:

“Additional Private Fund Consent” means, with respect to any Private Fund, (i) any authorization or other approval from, or filing with, a Governmental Entity or Self-Regulatory Organization necessary to obtain the applicable Private Fund Consent or otherwise effectuate the transactions contemplated by this Agreement with respect to such Private Fund, and (ii) any Consent required to prevent or waive any put right, right of redemption, termination of the investment period, termination of such Private Fund or default materially adverse to the Company or any Subsidiary pursuant to any governing document of such Private Fund.

“Adjusted Assets Under Management” means, for any account of any Client, as of a particular date of determination, the Base Date Assets Under Management with respect to each such account, or, for any Person who becomes a Client after the Base Date, the initial assets under management in each account of such Client, in each case, as adjusted, in the case of any Revenue Run-Rate determination after the Base Date, to reflect net cash flows with respect to the assets under management with respect to each account of such Client (including any additions, withdrawals or deposit of additional funds, or written notices of withdrawal, or written notices of addition which are reasonably expected to be funded within a reasonable period of time following the respective dates of such notices) that occurred after the Base Date (or, in the case of a Person that becomes a Client after the date of this Agreement, on or after the date that such Person became a Client) through such date of determination; provided, however, (i) in no event will the Adjusted Assets Under Management for any Client be less than zero and (ii) any account from which assets have been withdrawn to produce a zero balance shall be deemed terminated and to have no assets under management. For the avoidance of doubt, for any Revenue Run-Rate determination after the Base Date, any increase or decrease in the applicable assets under management with respect to the accounts of such Client due to market appreciation or depreciation and any currency fluctuations, in each case, that occurred after the Base Date (or, in the case of a Person that becomes a Client after the date of this Agreement, that occurred on or after the date that such Person became a Client) through such date of determination, will be excluded from the calculation of Adjusted Assets Under Management and net cash flows will be added or subtracted based on the amount of such flows.

“Advisers Act” means the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder by the SEC.

“Affiliate” shall mean, with respect to any Person, any other Person that directly, or through one or more intermediaries, controls or is controlled by or is under common control with such Person.

“Affiliated Companies” means the Subsidiaries of the Company listed on Schedule 10.12(a).

“Affiliated Company Agreements” shall have the meaning set forth in Section 3.30.

“Agreement” shall have the meaning set forth in the Preamble hereto.

“Anticorruption Laws” shall have the meaning set forth in Section 3.29(a)(i).

“Articles of Merger” shall have the meaning set forth in Section 1.3.

“Base Date” means January 31, 2020.

“Base Date Assets Under Management” means, for any account of any Client, the assets under management with respect to each account of such Client as of the Base Date, as determined by the Company consistent with past practice excluding any portion of the assets under management attributable to a request from the Client to withdraw or redeem their invested capital or account balance that have been delivered to the Company, one of its Subsidiaries or a Fund as of the date of this Agreement.

“Base Date Revenue Run-Rate” means the aggregate Revenue Run-Rate for all accounts of all Clients determined as of the Base Date.

“Benefit Plan” shall mean each ERISA Plan and each other employee compensation and benefits plan, policy, program or arrangement, including each Multiemployer Plan, and each other stock purchase, stock option, restricted stock, restricted stock unit, severance, retention, employment, consulting, change-of-control, collective bargaining, bonus, incentive, deferred compensation, employee loan, fringe benefit and other benefit plan, agreement, program, policy, commitment or other arrangement, whether or not subject to ERISA (including any related award agreements), in each case, that is sponsored, maintained, contributed to, or required to be contributed to by the Company or any of its Subsidiaries or under which the Company or any of its Subsidiaries has any current or potential liability; provided, however, Benefit Plan shall not include any policy, program or arrangement entered into prior to the Effective Time by Parent and/or Merger Sub with or for the benefit of any employee of the Company or any of its Subsidiaries or Affiliates.

“Benefit Plan Client” shall have the meaning set forth in Section 3.16(l)(iv).

“Board of Directors” shall mean the Board of Directors of any specified Person and any committees thereof.

“Business Day” shall mean any day other than (a) Saturday or Sunday or (b) any other day on which banks in the City of New York are permitted or required to be closed.

“Calculation Time” means the close of business in accordance with the Company’s historic accounting practices on the day that is five (5) Business Days prior to the Closing Date; provided, however, that if the Closing Date is one of the first ten (10) Business Days of a calendar month, then the Calculation Time shall be the close of business in accordance with the Company’s historic accounting practices on the last Business Day of the immediately preceding calendar month.

“CEA” shall mean the United States Commodity Exchange Act and the rules and regulations promulgated thereunder by the CFTC.

“Certificate” shall have the meaning set forth in Section 1.7(a)(ii).

“CFTC” shall mean the United States Commodity Futures Trading Commission.

“Client” means any Person to which the Company or any of its Subsidiaries provides investment management or investment advisory services, including any sub-advisory services, relating to securities or other financial instruments, commodities, real estate or any other type of asset, pursuant to an Investment Advisory Arrangement.

“Client Consent Percentage” means a fraction (expressed as a percentage), the numerator of which is the Closing Revenue Run-Rate and the denominator of which is the Base Date Revenue Run-Rate.

“Closing” shall have the meaning set forth in Section 1.2(b).

“Closing Date” shall have the meaning set forth in Section 1.2.

“Closing Revenue Run-Rate” means the aggregate Revenue Run-Rate determined as of the Calculation Time, it being understood and agreed that the determination of Closing Revenue Run-Rate (a) shall include as Clients all Persons that become Clients after the date hereof and their respective Adjusted Assets Under Management, (b) shall exclude any Non-Consenting Clients and their respective Adjusted Assets Under Management and (c) other than as provided in the definition of “Adjusted Assets Under Management” and the foregoing clauses (a) and (b), be calculated using the same methodology used to calculate the Base Date Revenue Run-Rate.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” shall have the meaning set forth in the Preamble hereto.

“Company 401(k) Plan” shall mean the Legg Mason Profit Sharing and 401(k) Plan.

“Company Acquisition Proposal” shall have the meaning set forth in Section 7.6(a).

“Company Alternative Acquisition Agreement” shall have the meaning set forth in Section 7.6(c).

“Company Benefit Plan” shall mean each Benefit Plan other than a Subsidiary Benefit Plan.

“Company Broker-Dealer Subsidiary” shall have the meaning set forth in Section 3.16(e).

“Company Change in Recommendation” shall have the meaning set forth in Section 7.6(c).

“Company Commodity Subsidiary” shall have the meaning set forth in Section 3.16(k).

“Company Common Stock” shall have the meaning set forth in the Recitals hereto.

“Company Disclosure Schedule” shall mean the disclosure schedule delivered by the Company on the date of this Agreement.

“Company Employee” means any current or former employee (whether full- or part-time and, including any officer), director or independent contractor (who is an individual) of the Company or any of its Subsidiaries.

“Company Equity Award” shall have the meaning set forth in Section 1.8(e).

“Company Intellectual Property” shall mean all Intellectual Property owned, used or held for use by the Company or any Subsidiary of the Company.

“Company Intervening Event” shall mean a material event, development or occurrence that (i) affects the business or operations of the Company, (ii) does not relate to a Company Acquisition Proposal, and (iii) is unknown or not reasonably foreseeable to or by the Company’s Board of Directors as of the date of this Agreement (and which could not have become known through any further reasonable investigation, discussion, inquiry or negotiation with respect to any event, development or occurrence known to or by the Company’s Board of Directors as of the date of this Agreement), which event, development or occurrence becomes known to or by the Company’s Board of Directors prior to obtaining the Required Company Vote.

“Company Leased Real Property” shall have the meaning set forth in Section 3.12(a).

“Company Leases” shall have the meaning set forth in Section 3.12(a).

“Company Licenses and Permits” shall have the meaning set forth in Section 3.15.

“Company Material Adverse Effect” shall mean any event, change, circumstance, effect, development or state of facts that, individually or in the aggregate has, or would reasonably be likely to have, a material adverse effect on the business, assets, financial condition, properties, liabilities or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that Company Material Adverse Effect shall not include the effect of any event, change, circumstance, effect, development or state of facts to the extent it results from or arises out of (i) general economic conditions or securities or financial markets conditions, in each case in the United States or any foreign jurisdiction, (ii) changes or conditions generally affecting the industries in which the Company and its Subsidiaries operate, (iii) any change in applicable law, regulation or GAAP (or authoritative interpretation of any of the foregoing), (iv) the negotiation, execution, delivery, announcement, pendency or performance of this Agreement or the transactions contemplated hereby or the consummation of the transactions contemplated by this Agreement, including the impact thereof on employees, clients or suppliers of the Company or any of its Subsidiaries (including such an impact resulting in any threatened or actual loss of employees, clients or suppliers or a disruption in the relationship with employees, clients or suppliers), or on the assets under management of the Company and its Subsidiaries, provided, that the exception in the foregoing clause (iv) will not be deemed to apply to references to Company Material Adverse Effect in the representations and warranties set forth in Section 3.3 and Section 3.4, and, to the extent related to Section 3.3 and Section 3.4, the conditions set forth in Section 8.2(a), (v) political or geopolitical conditions, acts of war, acts of terrorism, armed hostilities, or any escalation or worsening of any such acts of war or armed hostilities, threatened or underway as of the date of this Agreement, (vi) any act of god, including any hurricane, tornado, flood, earthquake or other natural disaster, or any pandemic or global public health emergency (as declared by the World Health Organization), (vii) any failure, in and of itself, by the Company to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings, or other financial or operating metrics for any period (it being understood that the facts or occurrences giving rise to or contributing to such failure may be taken into account in determining whether there has been or will be, a Company Material Adverse Effect to the extent not otherwise excluded hereunder), (viii) any change, in and of itself, in the market price or trading volume of Company’s securities (it being understood that the facts or occurrences giving rise to or contributing to such change may be taken into account in determining whether there has been or will be, a Company Material Adverse Effect to the extent not otherwise excluded hereunder), (ix) any reduction in the assets under management of the Company or any of its Subsidiaries (it being understood that the facts or occurrences giving rise to or contributing to such reduction may be taken into account in determining whether there has been or will be, a Company Material Adverse Effect to the extent not otherwise excluded hereunder), or (x) any litigation arising from allegations of a breach of fiduciary duty, inadequate disclosure or other violation of applicable law relating to this Agreement or the transactions contemplated hereby, except with respect to clauses (i), (ii), (v) and (vi), to the extent such conditions have a materially disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to others in similar industries in respect of the business conducted in such industries (but in such event, only the incremental, materially disproportionate adverse effect shall be taken into account when determining whether there has been a “Company Material Adverse Effect”).

“Company Options” shall mean each stock option to purchase Company Common Stock granted under any Company Benefit Plan that is outstanding and unexpired immediately prior to the Effective Time.

“Company Organizational Documents” shall mean the charter and bylaws of the Company, as each is currently in effect.

“Company Owned Intellectual Property” shall mean all Intellectual Property owned by the Company or any Subsidiary of the Company.

“Company Owned Real Property” shall have the meaning set forth in Section 3.12(a).

“Company Preferred Stock” shall have the meaning set forth in Section 3.6(a).

“Company Property” shall have the meaning set forth in Section 3.12(a).

“Company PSU Award” shall mean an award of restricted stock units in respect of Company Common Stock granted pursuant to a Company Benefit Plan whose vesting is conditioned in whole or in part on the satisfaction of performance criteria, which is outstanding immediately prior to the Effective Time.

“Company Registered Intellectual Property” shall have the meaning set forth in Section 3.14(b).

“Company RSU Award” shall mean an outstanding award of restricted stock units in respect of Company Common Stock granted pursuant to a Company Benefit Plan whose vesting is not conditioned in any part on the satisfaction of performance criteria, which is outstanding immediately prior to the Effective Time.

“Company SEC Reports” shall have the meaning set forth in Section 3.8(a).

“Company Stock Plan” shall mean each of (i) the Legg Mason, Inc. 1996 Equity Incentive Plan, as amended; (ii) the Legg Mason, Inc. 2017 Equity Incentive Plan; and (iii) the Legg Mason, Inc. Non-Employee Director Equity Plan.

“Company Stockholders Meeting” shall have the meaning set forth in Section 3.27.

“Company Superior Proposal” shall have the meaning set forth in Section 7.6(b).

“Company Termination Fee” shall have the meaning set forth in Section 9.2(b).

“Confidentiality Agreement” shall have the meaning set forth in Section 7.4.

“Consent” shall mean any consent, approval, clearance, waiver, permit or order.

“Consent Termination Fee” shall have the meaning set forth in Section 9.2(e).

“Consenting Client” means each Client whose Consent shall have been obtained or be deemed to be obtained, as applicable, in accordance with Section 7.2 (including pursuant to a Negative Consent Notice or a Fund Negative Consent Notice).

“Continuation Period” shall have the meaning set forth in Section 6.2(a).

“Continuing Employees” means the employees of the Company and its Subsidiaries at the Effective Time who continue to remain employed with the Company or any of its Subsidiaries.

“Contract” means any written agreement, contract, license, arrangement, commitment, promise, obligation, right, instrument, document or other similar understanding.

“Disclosure Schedules” shall mean the Parent Disclosure Schedule and the Company Disclosure Schedule, collectively.

“DOJ” shall have the meaning set forth in Section 7.5(b)(ii).

“DTC” shall have the meaning set forth in Section 2.2(a).

“Effective Time” shall have the meaning set forth in Section 1.3.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any entity, trade or business that is, or was at the relevant time, a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes or included any other entity, trade or business, or that is, or was at the relevant time, a member of the same “controlled group” as such other entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

“ERISA Plan” means each “employee benefit plan” within the meaning of Section 3(3) of ERISA.

“EU Merger Regulation” means Council Regulation (EC) No 139/2004 of 20 January 2004 on the control of concentrations between undertakings.

“ESPP” shall have the meaning set forth in Section 1.8(d).

“Exchange Act” shall have the meaning set forth in Section 3.4(iv).

“Exchange Agent” shall have the meaning set forth in Section 2.1.

“Exchange Fund” shall have the meaning set forth in Section 2.1.

“Excluded Share” shall have the meaning set forth in Section 1.7(a)(i).

“Extension Notice” shall have the meaning set forth in Section 1.2.

“FINRA” shall have the meaning set forth in Section 3.4(iii).

“FTC” shall have the meaning set forth in Section 7.5(b)(ii).

“Fund” means any Public Fund, Private Fund or Non-US Retail Fund; provided, however, that solely for purposes of Sections 3.13 and 3.16(h), the term “Fund” shall not include any entity as to which there is a Sub-advisory Relationship.

“Fund Negative Consent Notice” shall have the meaning set forth in Section 7.2(b).

“GAAP” shall mean United States generally accepted accounting principles as in effect from time to time, consistently applied.

“Governmental Entity” shall mean any national, supranational, federal, state, or local, domestic or foreign, governmental, regulatory or administrative authority, branch, agency or commission or any court, tribunal or judicial body.

“Grant Date” shall have the meaning set forth in Section 3.6(e)(i).

“HSR Act” shall have the meaning set forth in Section 3.4(ii).

“Indebtedness” means, with respect to any specified Person, any indebtedness of such Person (excluding accrued expenses and trade payables), whether or not contingent:

(1)	in respect of borrowed money;

(2)	evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);

(3)	in respect of banker’s acceptances;

(4)	representing capital lease obligations; or

(5)	representing the balance deferred and unpaid of the purchase price of any property or services due more than one (1) year after such property is acquired or such services are completed;

if and to the extent any of the preceding items (other than letters of credit) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term “Indebtedness” includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the guarantee by the specified Person of any Indebtedness of any other Person. Indebtedness shall be calculated without giving effect to the effects of Statement of Financial Accounting Standards No. 133 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose under the indenture as a result of accounting for any embedded derivatives created by the terms of such Indebtedness.

“Indemnified Person” shall have the meaning set forth in Section 6.3(a)(i).

“Intellectual Property” shall mean all of the following, whether registered or unregistered: (i) trademarks, trademark rights, service marks, service mark rights, trade dress, trade names and other indications of origin, applications or registrations in any jurisdiction pertaining to the foregoing and all goodwill associated therewith; (ii) Patents, patent applications and patent rights; (iii) trade secrets, including confidential information and the right in any jurisdiction to limit the use or disclosure thereof; (iv) copyrighted and copyrightable writings, designs, software, mask works, applications or registrations in any jurisdiction for the foregoing; (v) domain names and registrations pertaining thereto and all intellectual property used in connection with or contained in Web sites; (vi) lists, data, databases, processes, methods, schematics, technology, know-how and documentation; and (vii) all similar proprietary rights.

“Intentional Breach” means, with respect to any representation, warranty, agreement or covenant, an action or omission (including a failure to cure circumstances) taken or omitted to be taken that the breaching party intentionally takes (or intentionally fails to take) and knows (or reasonably should have known) would, or would reasonably be expected to, cause a material breach of such representation, warranty, agreement or covenant.

“International Plan” shall have the meaning set forth in Section 3.19(n).

“Investment Adviser Subsidiaries” means each Subsidiary of the Company that is required to be registered as an investment adviser under the Advisers Act as of the date of this Agreement.

“Investment Advisory Arrangement” means a Contract (including any limited partnership agreement, limited liability company agreement or similar governing document of a Client) under which the Company or any of its Subsidiaries acts as an investment advisor or sub-advisor to, or manages any investment or trading account of, any Client.

“Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder by the SEC.

“IRS” shall mean the United States Internal Revenue Service.

“J.P. Morgan” shall have the meaning set forth in Section 3.24.

“Key Minority Affiliate” shall mean Precidian Investments, LLC.

“Knowledge” shall mean, (i) with respect to the Company, the actual knowledge of the executives of the Company listed on Schedule 10.12(b), or (ii) with respect to Parent, the actual knowledge of the executives of Parent listed on Schedule 10.12(c).

“Lien” shall mean any mortgage, pledge, security interest, encumbrance or title defect, lien (statutory or other), conditional sale agreement, claim, charge, limitation or restriction.

“Material Contract” shall have the meaning set forth in Section 3.18(c).

“Merger” shall have the meaning set forth in the Recitals hereto.

“Merger Consideration” shall have the meaning set forth in Section 1.7(a)(i).

“Merger Sub” shall have the meaning set forth in the Preamble hereto.

“MGCL” shall have the meaning set forth in the Recitals hereto.

“Multiemployer Plans” means “multiemployer plans” as defined by Section 3(37) of ERISA.

“Negative Consent Notice” shall have the meaning set forth in Section 7.2(a).

“NFA” shall have the meaning set forth in Section 3.4(iii).

“Non-Consenting Client” means each Client other than a Consenting Client.

“Non-Prosecution Agreement” means the non-prosecution agreement, entered into by and between the Company and United States Department of Justice, Criminal Division, Fraud Section and the United States Attorney’s Office for the Eastern District of New York on June 4, 2018.

“Non-U.S. Investment Adviser Subsidiary” means each Subsidiary of the Company or Parent that is registered, licensed or authorized in a country outside the United States of America to carry out any type of investment services, investment management, portfolio management or other investment advisory services in the country where it conducts such activities.

“Non-US Retail Fund” means each vehicle for collective investment in whatever form of organization, including the form of a corporation, company, limited liability company, partnership, association, trust or other entity, and including each separate portfolio or series of any of the foregoing (a) that is required to be registered or authorized by a non-US Governmental Entity in the jurisdiction in which it is established (including in the European Union undertakings for collective investment in transferable securities (“UCITs”)), and (b) for which the Company or one or more of its Subsidiaries, or one more Subsidiaries of Parent, acts as the sponsor, general partner, managing member, trustee, investment manager, investment advisor, sub-advisor or in a similar capacity; provided, however, that solely for the purposes of Section 3.13, the term “Non-US Retail Fund” shall not include any entity as to which there is a Sub-advisory Relationship.

“NYSE” means the New York Stock Exchange.

“Outstanding Equity Award Schedule” shall have the meaning set forth in Section 3.6(e).

“Parent” shall have the meaning set forth in the Preamble hereto.

“Parent Benefit Plan” shall have the meaning set forth in Section 6.2(b).

“Parent Disclosure Schedule” shall mean the disclosure schedule delivered by Parent and Merger Sub on the date of this Agreement.

“Parent Licenses and Permits” shall mean the material licenses, permits, franchises, registrations, authorizations and approvals issued or granted to any of Parent or its Subsidiaries by any Governmental Entity as of the date of this Agreement.

“Parent Material Adverse Effect” shall mean any event, change, circumstance, effect, development or state of facts that, individually or in the aggregate has, or would be reasonably likely to prevent or materially delay or materially impair the ability of Parent and Merger Sub to satisfy its obligations under this Agreement, including the satisfaction of the conditions precedent to the Merger and consummating the Merger and the other transactions contemplated by this Agreement.

“Parent Organizational Documents” shall mean the Restated Certificate of Incorporation and the Amended and Restated Bylaws of Parent, together with all amendments thereto.

“Patents” shall mean all patent and patent applications in any jurisdiction, and all re-issues, reexamine applications, continuations, divisionals, continuations-in-part or extensions of any of the foregoing.

“Pension Scheme” shall mean that certain Martin Currie Retirement and Death Benefits Plan sponsored by Martin Currie Investment Management Limited.

“Permitted Liens” shall mean (a) liens for utilities and current Taxes not yet due and payable or delinquent or being contested in good faith, (b) mechanics’, carriers’, workers’, repairers’, materialmen’s, warehousemen’s, lessor’s, landlord’s and other similar liens arising or incurred in the ordinary course of business not yet due and payable or being contested in good faith, (c) liens for Taxes, assessments, or governmental charges or levies on a Person’s properties if the same shall not at the time be delinquent or thereafter can be paid without penalty or are being contested in good faith by appropriate proceedings and for which appropriate reserves have been included on the balance sheet of the applicable Person, (d) Liens disclosed on the existing title policies, title commitments and/or surveys which have been previously provided or made available to Parent or the Company, as applicable, none of which materially interfere with the business of Parent or its Subsidiaries or the Company or its Subsidiaries, as applicable, or the operation of the property as presently conducted to which they apply, (e) Liens arising out of pledges or deposits under worker’s compensation laws, unemployment insurance, old age pensions or other social security or retirement benefits or similar legislation, (f) deposits securing liability to insurance carriers under insurance or self-insurance arrangements, (g) deposits to secure the performance of bids, tenders, trade Contracts (other than Contracts for indebtedness for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business, (h) Liens arising from protective filings, (i) Liens in favor of a banking institution arising as a matter of applicable law encumbering deposits (including the right of set-off) held by such banking institution incurred in the ordinary course of business and which are within the general parameters customary in the banking industry and (j) Liens securing Indebtedness of the Company and its Subsidiaries, provided that such Indebtedness shall be in existence on the date of this Agreement.

“Person” shall mean an individual, corporation, limited liability company, partnership, association, trust, other entity or group (as defined in the Exchange Act).

“Personal Information” means, in addition to any definition for any similar term (e.g., “personally identifiable information” or “PII”) provided by applicable law, or by the Company and its Subsidiaries in any of their publicly posted privacy policies or Contracts.

“PJT Partners” shall have the meaning set forth in Section 3.24.

“Privacy Laws” means any and all applicable laws, legal requirements and binding self-regulatory guidelines (including of any applicable foreign jurisdiction) relating to the receipt, collection, compilation, use, storage, processing, sharing, safeguarding, security (both technical and physical), disposal, destruction, disclosure or transfer (including cross-border) of Personal Information.

“Privacy Policies” shall have the meaning set forth in Section 3.23(i)(B).

“Private Fund” means each vehicle for collective investment (in whatever form of organization, including the form of a corporation, company, limited liability company, partnership, association, trust or other entity, and including each separate portfolio or series of any of the foregoing) (a) that is not registered or required to be registered with the SEC as an investment company under the Investment Company Act, and (b) for which the Company or one or more of its Subsidiaries, acts as the sponsor, general partner, managing member, trustee, investment manager, investment advisor, sub-advisor, or in a similar capacity; provided, however, that solely for purposes of Sections 3.13 and 7.12, the term “Private Fund” shall not include any entity as to which there is a Sub-advisory Relationship.

“Private Fund Consent” shall mean, for any Investment Advisory Arrangement with a Private Fund, a consent to the assignment or deemed assignment of the Investment Advisory Arrangement provided in accordance with Section 7.2(b) that is in full force and effect at the Closing.

“Proceeding” shall have the meaning set forth in Section 6.3(a)(ii).

“Proxy Statement” shall have the meaning set forth in Section 3.27.

“Public Fund” means each vehicle for collective investment (in whatever form of organization, including the form of a corporation, company, limited liability company, partnership, association, trust or other entity, and including each separate portfolio or series of any of the foregoing) (a) that is registered or required to be registered with the SEC as an investment company under the Investment Company Act (including any business development company regulated as such under the Investment Company Act), and (b) for which the Company or one or more of its Subsidiaries acts as the sponsor, general partner, managing member, trustee, investment manager, investment advisor, sub-advisor, or in a similar capacity; provided, however, that solely for purposes of Sections 3.10(b), 3.13, 5.1(a)(xi) and 7.12, the term “Public Fund” shall not include any entity as to which there is a Sub-advisory Relationship.

“Public Fund Board” means the board of directors or trustees (or Persons performing similar functions) of a Public Fund.

“Public Fund Board Approval” shall have the meaning set forth in Section 7.2(c).

“Public Fund Board Approval Item” means, with respect to a Public Fund, approval by the applicable Public Fund Board of a new Investment Advisory Arrangement, to be effective as of the Closing Date, containing terms substantially comparable to (but providing for fees (after giving effect to any waivers or other reductions thereof) no less favorable to the Company or the applicable Investment Adviser Subsidiary than) the applicable existing Investment Advisory Arrangement as in effect on the date of this Agreement (or, if entered into or amended after the date of this Agreement in accordance with this Agreement, as in effect on the date of the execution or amendment thereof) (“Public Fund IAA Approval)”; provided that, the term “Public Fund IAA Approval” shall not include approval by a Public Fund Board of any interim Investment Advisory Arrangement approved in accordance with Rule 15a-4 under the Investment Company Act (although the Company may nonetheless in its own discretion seek, and upon the request of Parent, shall seek, the approval by the applicable Public Fund Board pursuant to such Rule 15a-4 of an interim Investment Advisory Arrangement for any Public Fund with respect to any period after Closing in connection with the transactions contemplated by this Agreement).

“Public Fund IAA Approval” shall have the meaning set forth in the definition of “Public Fund Board Approval Item”.

“Public Fund SEC Documents” means the forms, statements, reports and documents required to be filed by any Public Fund with, or required to be furnished by any Public Fund to, the SEC pursuant to the Investment Company Act, the Securities Act, the Exchange Act or other applicable law (including any exhibits or amendments thereto).

“Public Fund Shareholder Approval” shall have the meaning set forth in Section 7.2(c)(i).

“Public Fund Shareholder Approval Item” means, with respect to a Public Fund, approval by the applicable Public Fund shareholders of the Public Fund IAA Approval.

“Regulatory Actions” shall have the meaning set forth in Section 7.5(c).

“Regulatory Approvals” shall have the meaning set forth in Section 8.1(d).

“Regulatory Law” shall have the meaning set forth in Section 7.5(b).

“Required Company Vote” shall have the meaning set forth in Section 3.28.

“Revenue Run Rate” means, as of any date, the aggregate annualized investment advisory, investment management, subadvisory or other similar recurring fees for all accounts of all Clients (including the Funds) (but excluding performance-based, incentive, contingent or similar fees, distribution and servicing fees, securities lending fees, transaction revenues and fund administration fees) payable to the Company or any Subsidiary, determined by multiplying (a) in the case of the Base Date Revenue Run-Rate, the Base Date Assets Under Management, or (b) in the case of the Closing Revenue Run-Rate, the Adjusted Assets Under Management, in either case for each account of each such Client as of the applicable date by the applicable annual fee rate or fee schedule for each account of each such Client under the applicable Investment Advisory Arrangement as of the applicable date (not including any carried interest or profits interests, and net of any fee rebates or discounts or sub-advisory fees paid by the Company or any Subsidiary to a Person other than the Company or a Subsidiary).

“Sarbanes-Oxley Act” shall have the meaning set forth in Section 3.16(b)(i).

“SDAT” shall have the meaning set forth in Section 1.3.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall have the meaning set forth in Section 3.4(iv).

“Self-Regulatory Organization” shall have the meaning set forth in Section 3.4(iii).

“Similar Law” shall have the meaning set forth in Section 3.16(l).

“Stockholders” shall have the meaning set forth in the Recitals.

“Sub-advisory Relationship” means any Contract pursuant to which the Company or any of its Subsidiaries provides sub-advisory services to any investment fund or other collective investment vehicle (including any general or limited partnership, trust, or limited liability company and whether or not dedicated to a single investor) or any account whose sponsor, principal advisor, general partner, managing member or manager is any Person who is not the Company or a Subsidiary of the Company.

“Subsidiary” when used with respect to any Person shall mean (a) any corporation, partnership or other organization, whether incorporated or unincorporated, (i) of which such Person or any other Subsidiary of such Person is a general partner (excluding partnerships, the general partnership interests of which held by such Person or any Subsidiary of such Person do not have a majority of the voting interests in such partnership) or (ii) at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, or (b) any partnership, limited liability company, association, joint venture or other business entity, of which at least 50% of the partnership, joint venture or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof; provided, that no Client or Fund, or any of their respective controlled Affiliates, shall be a subsidiary of the Company, Parent, or any of their respective Subsidiaries.

“Subsidiary Benefit Plan” shall mean each Benefit Plan that is exclusively sponsored, maintained, contributed or required to be contributed to by a Company Subsidiary.

“Surviving Corporation” shall have the meaning set forth in Section 1.1.

“Tax Return” shall mean any report, return, information return, filing, claim for refund or other information, including any schedules or attachments thereto, and any amendments to any of the foregoing supplied or required to be supplied to a taxing authority in connection with Taxes.

“Taxes” shall mean all U.S. federal, state, or local or non-U.S. taxes, including, without limitation, income, gross income, gross receipts, production, excise, employment, sales, use, transfer, ad valorem, value added, profits, license, capital stock, franchise, severance, stamp, withholding, Social Security, employment, unemployment, disability, worker’s compensation, payroll, utility, windfall profit, custom duties, personal property, real property, taxes required to be collected from customers on the sale of services, registration, alternative or add-on minimum, estimated, and other taxes, governmental and regulatory fees or like charges of any kind whatsoever, including any interest, penalties or additions thereto; and “Tax” shall mean any one of them.

“Termination Date” shall have the meaning set forth in Section 9.1(b).

“the other party” shall mean, with respect to the Company, Parent and shall mean, with respect to Parent, the Company.

“Treasury Regulations” means the Treasury regulations promulgated under the Code.

“Uncertificated Company Stock” shall have the meaning set forth in Section 1.7(a)(ii).

“UCITs” shall have the definition set forth in the definition of “Non-US Retail Funds”.

“Wholly Owned Subsidiary” of any specified Person shall mean a Subsidiary of such Person all of the outstanding capital stock or other ownership interests of which (other than directors’ qualifying shares, if applicable) will at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

FRANKLIN RESOURCES, INC.

By:	/s/ Jennifer M. Johnson
Name: Jennifer M. Johnson
Title: President and Chief Executive Officer

ALPHA SUB, INC.

By:	/s/ Matthew Nicholls
Name: Matthew Nicholls
Title: President

LEGG MASON, INC.

By:	/s/ Joseph A. Sullivan
Name: Joseph A. Sullivan
Title: Chairman, President and Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Exhibit 3.2

AMENDMENT NO. 1 TO THE

AMENDED AND RESTATED BYLAWS

OF

LEGG MASON, INC.

February 17, 2020

The bylaws of Legg Mason, Inc., a Maryland corporation (the “Corporation”), amended and restated as of June 12, 2018 (the “Amended and Restated ByLaws”), are hereby amended, pursuant to resolutions duly adopted by the board of directors of the Corporation (this “Amendment”) on the date hereof (the “Effective Date”).

Now, therefore, as of the Effective Date:

1.	The Amended and Restated ByLaws of the Corporation are hereby amended to add a new Article XIV thereto to read as follows:

“ARTICLE XIV

EXCLUSIVE JURISDICTION

Unless the corporation consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, shall be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in Section 1-101(q) of the MGCL or any successor provision thereof, (b) any derivative action or proceeding brought on behalf of the corporation, (c) any action asserting a claim of breach of any duty owed by any director or officer or other employee of the corporation to the corporation or to the stockholders of the corporation, (d) any action asserting a claim against the corporation or any director or officer or other employee of the corporation arising pursuant to any provision of the MGCL or the Charter or these Bylaws, or (e) any other action asserting a claim against the corporation or any director or officer or other employee of the corporation that is governed by the internal affairs doctrine. None of the foregoing actions, claims or proceedings may be brought in any court sitting outside the State of Maryland unless the corporation consents in writing to such court. With respect to any proceeding described in the foregoing sentence that is in the Circuit Court for Baltimore City, Maryland, the corporation and its stockholders consent to the assignment of the proceeding to the Business and Technology Case Management Program pursuant to Maryland Rule 16-205 or any successor thereof.”

2.	Except as expressly provided in Section 1 of this Amendment, the provisions of the Bylaws shall remain unmodified and in full force and effect.

3.	This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland without regard to conflicts of laws principles.